UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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AMERICAN STATES WATER COMPANY
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2012 Annual Meeting of Shareholders

Date:	May 22, 2012

Time:	10:00 a.m., Pacific Time

Location:	The Langham
1401 South Oak Knoll Avenue
Pasadena, California 91106

Record Date:	April 2, 2012

Agenda:	To elect the following three class I directors to the board of directors to serve until the annual meeting in 2015 or until their successors are duly elected and qualified:

Mr. James L. Anderson
Ms. Sarah J. Anderson
Ms. Anne M. Holloway

To approve an amendment and restatement of our 2008 Stock Incentive Plan

Advisory vote to approve the compensation of our named executive officers

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm; and

To transact any other business, which may properly come before the 2012 annual meeting or any adjournment thereof.

By order of the board of directors:

/s/ Eva G. Tang
Eva G. Tang
Corporate Secretary

San Dimas, California
April 17, 2012

Important Notice Regarding the Availability of Proxy Materials
For the Shareholders Meeting to Be Held on May 22, 2012

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you the proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2011.  This proxy statement and our 2011 annual report are also available on the Internet at www.proxyvote.com.  Shares must be voted either by telephone, online or by completing and returning a proxy card as provided in our proxy statement.  Shares cannot be voted by marking, writing on and/or returning this notice or any other notice of Internet availability of our proxy materials.

Directions for Attending the 2012 Annual Meeting

We will hold the 2012 annual meeting at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

For shareholders of record, the detachable portion of your proxy card is your ticket to the 2012 annual meeting.  Please present your ticket when you reach the registration area at the 2012 annual meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your admission ticket is the copy of your latest account statement showing your investment in our common shares.  Please present your account statement to one of our representatives at the 2012 annual meeting.  You cannot vote your shares at the 2012 annual meeting unless you have obtained a legal proxy from your broker, bank or other shareholder of record.  A copy of your account statement is not sufficient for this purpose.

Directions to The Langham

American States Water Company

Proxy Statement for 2012 Annual Meeting

INFORMATION ABOUT THE 2012 ANNUAL MEETING	1

What is the purpose of the 2012 annual meeting?	1

Who may attend the 2012 annual meeting?	1

How may I vote my shares in person at the 2012 annual meeting?	1

How may I vote my shares without attending the 2012 annual meeting?	2

May I change my vote after I submit a proxy?	3

How may I cast my vote?	3

May I cumulate my votes for a director?	3

How does the board recommend that I vote at the 2012 annual meeting?	4

How will the named proxies vote if I send in my proxy without voting instructions?	4

How will the named proxies vote if a nominee is unable to serve as director?	4

What vote is required to approve each of the proposals?	4

What happens if cumulative voting for directors occurs?	5

What is the quorum requirement for the 2012 annual meeting?	5

Who bears the costs of proxy distribution and solicitation?	6

What does it mean if I receive more than one proxy or voting instruction card?	6

Who will serve as inspector of election?	6

How is an annual meeting adjourned?	6

BOARD STRUCTURE AND COMMITTEES	6

How is the board of directors structured?	6

What is the board’s role in risk oversight?	7

What are the procedures for changing the number of directors?	8

How are vacancies filled on the board of directors?	8

Under what circumstances may a director be removed from the board?	8

What committees does the board of directors have?	8

How often did the board and each of the committees meet during 2011?	9

NOMINATING AND GOVERNANCE COMMITTEE	9

What are the functions of the nominating and governance committee?	9

How does the nominating and governance committee assess candidates to fill vacancies on the board?	9

What is the role of the board in the nomination process?	11

Who are the members of the nominating and governance committee?	11

How may a shareholder nominate a person to serve on the board?	11

Have we paid fees to any third party to assist us in evaluating or identifying potential nominees to the board?	12

i

Did we receive any nominations for director from certain large beneficial owners of our common shares?	12

AUDIT AND FINANCE COMMITTEE	12

Who are the members of the audit and finance committee?	12

Does the audit and finance committee have any audit committee financial experts?	12

Audit and Finance Committee Report	12

COMPENSATION COMMITTEE	14

What are the functions of the compensation committee?	14

What fees have we paid for services provided by our compensation consultant and its affiliates?	15

Does the compensation committee believe that its compensation consultant was independent?	15

Compensation Committee Interlocks and Insider Participation	15

GOVERNANCE OF THE COMPANY	16

Is each of our board and committee members independent?	16

Do we have any relationships with any executive officers?	17

What procedures do we use for reviewing and approving transactions between us and our directors and executive officers?	17

Have any of our directors, executive officers or affiliates been involved in certain legal proceedings during the past ten years?	18

What is our policy regarding attendance by board members at our annual meetings?	18

What is the process for shareholders and other interested persons to send communications to our board?	18

What are the requirements for submission of shareholder proposals?	18

STOCK OWNERSHIP	19

Are there any large owners of our common shares?	19

How much stock do directors and executive officers own?	20

Section 16(a) Beneficial Ownership Reporting Compliance	21

PROPOSAL 1: ELECTION OF DIRECTORS	21

What is the experience of each nominee for election as a director?	21

What is the experience of our other directors?	24

How did we compensate our directors in 2011?	29

PROPOSAL 2: TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 2008 STOCK INCENTIVE PLAN	32

How do we propose to amend the 2008 Plan?	32

What are the terms of the Restated Plan?	32

What is the federal income tax treatment of awards under the Restated Plan?	38

ii

What securities have we authorized for issuance under equity compensation plans?	40

EXECUTIVE OFFICERS	41

What has been the business experience of our executive officers during the past five years?	41

Compensation Discussion and Analysis	42

Compensation Committee Report	55

How were certain of our executive officers compensated in 2011?	56

What plan-based awards did we make to these executive officers in 2011?	59

What equity awards granted to these executive officers were outstanding at the end of the year?	60

Did any of these executive officers exercise options or have restricted stock or restricted stock units vest in 2011?	62

What pension benefits are payable to these executive officers?	62

Are any of these executive officers participants in a non-qualified deferred compensation plan?	63

What are the terms of severance arrangements with executive officers?	64

What are the terms of change in control agreements with executive officers?	64

What do we estimate we will pay each of these executive officers in the event his or her employment is terminated as a result of a change in control?	65

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	66

PROPOSAL 4: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

What are the audit and finance committee’s pre-approval policies and procedures?	67

Principal Accounting Fees and Services	68

OTHER MATTERS	69

OBTAINING ADDITIONAL INFORMATION FROM US	69

ATTACHMENT 1: AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

iii

April 17, 2012

American States Water Company
630 East Foothill Blvd.
San Dimas, California 91773

2012 Proxy Statement

We are sending this proxy statement and the accompanying proxy to each of our shareholders of record on or about April 17, 2012 in connection with the solicitation by our board of directors of proxies to be voted at our 2012 annual meeting and any adjournments thereof.  We have set the record date for determining the shareholders entitled to vote at the 2012 annual meeting as the close of business on April 2, 2012.  As of April 2, 2012, we had 18,858,505 common shares outstanding.  We do not have any other outstanding equity securities.  Each of our common shares is entitled to one vote.

We will hold our 2012 annual meeting on May 22, 2012 at 10:00 a.m., Pacific Time, at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

INFORMATION ABOUT THE 2012 ANNUAL MEETING

What is the purpose of the 2012 annual meeting?

At our 2012 annual meeting, we will ask our shareholders to elect class I directors who will serve until our annual meeting of shareholders in 2015, or until our shareholders duly elect their qualified successors.  We will also ask shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm, and to vote on any other matter which may properly come before the 2012 annual meeting or any adjournment, including any proposal to adjourn the 2012 annual meeting.  In addition, we are seeking approval of an amendment and restatement of our 2008 Stock Incentive Plan, or the 2008 plan, to add awards that are intended to qualify as deductible “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code and an advisory vote to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal.

Even if you are able to attend the 2012 annual meeting, we encourage you to vote early using the mail, telephone or on-line methods described below.

Who may attend the 2012 annual meeting?

Our shareholders and our representatives may attend our 2012 annual meeting.  If you are a shareholder of record on the record date, you must bring the detachable portion of your proxy card in order to gain admission to our 2012 annual meeting.  You are a shareholder of record if your shares are registered directly in your name.  We mailed this proxy statement directly to you if you are a shareholder of record.

If you are a shareholder who holds shares through a brokerage firm, bank or other holder of record on the record date, you must bring a copy of your latest account statement showing your investment in our common shares.  If you are a beneficial owner of our shares, your broker, bank, trustee or nominee sent this proxy statement to you.

How may I vote my shares in person at the 2012 annual meeting?

If you are the shareholder of record, you may vote your shares in person at the 2012 annual meeting if you have the detachable portion of your proxy card as proof of identification.  If you are the beneficial owner of shares held in street name, you may vote your shares, at the meeting, if you obtained a legal proxy from your broker, bank or other shareholder of record.  Participants in Golden State Water Company’s 401(k) plan may not vote their 401(k) shares in person at the 2012 annual meeting since the 401(k) plan trustee is the holder of record of these shares.

How may I vote my shares without attending the 2012 annual meeting?

All proxies that shareholders properly sign and return, unless properly revoked, will be voted at the 2012 annual meeting or any adjournment thereof in accordance with the instructions indicated on the proxy.

You may vote your shares without attending the 2012 annual meeting by mail, by telephone or by Internet.

Voting by Mail

■	You may sign, date and return your proxy cards in the pre-addressed, postage-paid envelope provided.

Voting by Telephone

■	You may vote by proxy using the toll-free telephone number listed on the proxy card. Please have the proxy card in hand before calling.

■
If your shares are held through a brokerage firm, bank or other holder of record, you may vote by telephone only if the holder of record (broker, bank or other holder of record) offers that option to you.

■
Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 21, 2012 in order to be voted at the 2012 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by telephone, but must do so by the date set forth below.

Voting by Internet

■
You may also choose to vote by proxy using the Internet.  The Internet address is www.proxyvote.com which is also listed on the proxy card.  Please have the proxy card in hand before going online.  You may also view our proxy statement and 2012 annual report at this web-site.  If your shares are held through a brokerage firm, bank or other holder of record, you may vote by the Internet only if the holder of record (broker, bank or other holder of record) offers that option to you.

■
Votes submitted by Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2012 in order to be voted at the 2012 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by Internet, but must do so by the date set forth below.

Regardless of whether or not you attend the 2012 annual meeting in person, we encourage all of our shareholders to vote using one of the methods described above.

Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares using any of the methods described above.  Votes submitted by telephone or using the Internet must be received by 11:59 p.m. on May 18, 2012 in order for us to forward your instructions to the 401(k) plan trustee.  The trustee will vote 401(k) plan shares as to which no directions are received in the same ratio as 401(k) plan shares with respect to which directions are received from other participants in the 401(k) plan, unless contrary to the Employee Retirement Income Security Act of 1974.

May I change my vote after I submit a proxy?

You may revoke your proxy at any time before the named proxies vote at the 2012 annual meeting by any of the following methods:

■	filing with us a written notice of revocation of the proxy bearing a later date,

■	attending the 2012 annual meeting and voting in person, or

■	presenting a written notice of the revocation of the proxy at the 2012 annual meeting.

If you hold your shares through a broker, bank or other shareholder of record, then you must obtain a legal proxy in order to take any of these actions.

Please bear in mind that your execution of a proxy will not affect your right to attend the 2012 annual meeting or any adjournment thereof and vote in person; however, your attendance at the 2012 annual meeting will not, by itself, revoke your proxy, unless you take one of the actions listed above.

How may I cast my vote?

In the election of directors, you may vote your shares for the nominees in the following manner:

■	“FOR” all of the nominees,

■	“WITHHOLD” all (you may withhold your authority to vote for a nominee by checking the “For All Except” box and writing the number(s) of the nominee(s) on the line below), or

■	“FOR ALL EXCEPT,” and write in the nominee(s) with respect to whom you choose to withhold your authority to vote.

With respect to the vote to approve the proposed amendment and restatement of our 2008 plan, the advisory vote to approve the compensation of our named executive officers and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, you may vote your shares in the following manner:

■	“FOR,”

■	“AGAINST,” or

■	“ABSTAIN.”

Each share is entitled to one vote on each of these matters.

May I cumulate my votes for a director?

You may not cumulate your votes for a director (i.e., cast for any candidate a number of votes greater than the number of common shares that you hold on the record date) unless you or another shareholder:

■	places the candidate’s name in nomination prior to the voting, and

■	prior to the voting, gives notice of an intention to cumulate votes at the 2012 annual meeting.

If you or any other shareholder gives notice prior to voting of an intention to cumulate votes, then all shareholders may cumulate their votes for candidates who have been nominated.

How does the board recommend that I vote at the 2012 annual meeting?

Our board recommends that you vote your shares:

■	“FOR” each of the nominees for class I director,

■	“FOR” the amendment and restatement of our 2008 plan,

■
“FOR” approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement, referred to herein as a “say-on-pay” advisory vote, and

■	“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

How will the named proxies vote if I send in my proxy without voting instructions?

 The named proxies will vote “FOR” the election of the board’s nominees as directors, “FOR” the amendment and restatement of our 2008 plan, “FOR” the approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and  any related materials disclosed in this proxy statement, and “FOR” the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm if you send in your proxy without voting instructions.  The named proxies will also vote in favor of such other matters as are incident to the conduct of the 2012 annual meeting, unless otherwise instructed.

How will the named proxies vote if a nominee is unable to serve as director?

In the event any one or more of the nominees is withdrawn from nomination as a director or is unable to serve for any reason, a contingency not now anticipated, the named proxies may vote for a substitute nominee or nominees, unless otherwise instructed by a shareholder on his or her proxy.

What vote is required to approve each of the proposals?

Proposal 1

Candidates for the board of directors receiving the highest number of affirmative votes of the shares entitled to vote at the 2012 annual meeting in person or by proxy (up to the number of directors to be elected) will be elected.  Votes cast against a candidate or votes withheld will have no legal effect.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 2

The amendment and restatement of the 2008 plan will be approved upon an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2012 annual meeting.  Abstentions on this proposal will have the effect of a vote against the proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 3

The compensation of the named executive officers, as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement will be approved upon an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2012 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.  This vote is advisory and non-binding on the company, the compensation committee and the board.

Proposal 4

The appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm, will be ratified by the affirmative vote of those present in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2012 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are authorized to vote on this proposal unless you instruct otherwise.

What happens if cumulative voting for directors occurs?

If we conduct voting for directors by cumulative voting, then you may cast a number of votes equal to the number of directors authorized multiplied by the number of shares you have a right to vote.  You may cast your votes for a single candidate or you may distribute your votes on the same principle among as many candidates in whatever proportion you desire.

The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively if cumulative voting applies.  Unless you instruct the named proxies otherwise, the named proxies will vote equally for each of the candidates for the office of director; provided, however, that if sufficient numbers of our shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will:

■	determine the number of directors they may elect,

■	select such number from among the named candidates,

■	cumulate their votes, and

■	cast their votes for each candidate among the number they are entitled to vote.

What is the quorum requirement for the 2012 annual meeting?

A quorum is present if shareholders holding a majority of shares entitled to vote on the record date are present at the 2012 annual meeting, either in person or by proxy.  We will count shares represented by proxies that reflect abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum.  The term “broker non-vote” refers to shares held by brokers or nominees who have not received instructions on how to vote from the beneficial owners or persons entitled to vote if the broker or nominee indicates on the proxy that the broker or nominee does not have discretionary power to vote on the matter.

Who bears the costs of proxy distribution and solicitation?

We will bear the entire cost of preparing, assembling, printing and mailing proxy statements, and the costs of any additional materials, which the board may furnish to you.  We will solicit proxies by U.S. mail or, in the case of brokers, banks and other nominees, by personal delivery.  We have engaged the services of Morrow & Company for $7,500 to assist us in soliciting proxies.  We may also solicit proxies by telephone, or personally, by directors, officers and regular employees of the company who will receive no extra compensation for performing these services.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are either registered differently or appear in more than one account.  Please provide us with voting instructions for all proxy and voting instruction cards that you receive.

Who will serve as inspector of election?

The board of directors has appointed Broadridge Financial Solutions, Inc. to act as the inspector of election.  The inspector of election will count all votes cast, whether in person or by proxy.

How is an annual meeting adjourned?

Shareholders may adjourn an annual meeting by the affirmative vote of a majority of the shares represented at the annual meeting, in person or by proxy, even if a quorum is not present.  If a proposal is made to adjourn the 2012 annual meeting in order to enable management to continue to solicit proxies in favor of a proposal, the proxies will be voted in favor of adjournment, unless otherwise instructed.

In the absence of a quorum at the 2012 annual meeting, no business may be transacted at the 2012 annual meeting other than an adjournment.  We may conduct any business at an adjourned meeting which we could have conducted at the original meeting.

We are not required to give you notice of an adjournment of an annual meeting if we announce the time and place of the adjournment at the annual meeting at which the adjournment takes place.  We must, however, give you notice of the adjourned meeting if the adjournment is for more than 45 days or, if after the adjournment, we set a new record date for the adjourned meeting.

BOARD STRUCTURE AND COMMITTEES

How is the board of directors structured?

The board of directors currently consists of eleven directors, with an independent non-management director serving as its chair.  The board is divided into three classes (class I, class II and class III).  Shareholders elect directors in each class to serve for a three-year staggered term expiring in successive years or until shareholders duly elect their successors.  The term of the class II directors will expire at the 2013 annual meeting.  The term of the class III directors will expire at the 2014 annual meeting.  The term of the class I directors elected at this annual meeting will expire at the 2015 annual meeting.

Lloyd E. Ross, the chair of the board, is a non-voting ex-officio member of all committees of the board, is the presiding director for executive sessions of the board and acts as lead director of the board.  The board holds executive sessions of the board following regularly scheduled meetings and on an as-needed basis, some of which are non-management executive sessions.  Currently, Mr. Sprowls, who is also president and chief executive officer of the company, is the only employee director that participates in executive sessions of the board.  He does not participate in non-management executive sessions.  The board held six executive sessions of the board in 2011, two of which included non-management executive sessions.

The board of directors has determined that Mr. Ross and nine of the other members of the board are independent directors of the company.  The board believes that this leadership structure, in which the chair is an independent director acting as the lead director, ensures a greater role for the other independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the board.  The board further believes that this leadership structure is preferred by a significant number of our shareholders.  The board has used this leadership structure since the formation of the company as a holding company in 1998.

What is the board’s role in risk oversight?

The board does not manage risk.  Rather the board oversees enterprise risk management, or ERM, performed under the direction of the chief executive officer and chief financial officer.  The board satisfies this responsibility by obtaining information from each committee chair regarding the committee’s risk oversight activities and from regular reports directly from officers and other key management personnel responsible for risk identification, risk management and risk mitigation strategies.  The reporting processes are designed to provide visibility to the board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.

The board has not established a risk oversight committee.  Instead, each committee oversees risks within its area of responsibility.

The audit and finance committee considers financial risks and exposures, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting, financial policies, investment guidelines, credit and liquidity matters and the company’s retirement plans.  The audit and finance committee receives regular reports from the internal auditor of the company in order to assist it in overseeing financial risks.  The chair of the audit and finance committee also serves as a liaison between the audit and finance committee and the anti-fraud committee of the company.  The audit and finance committee is not responsible for the oversight of non-financial risks.  The oversight of non-financial risks is performed by the full board and other committees.

The nominating and governance committee considers risks and exposures relating to corporate governance and succession planning for the board and the chief executive officer.  The nominating and governance committee is also responsible for making recommendations regarding the delegation of risk oversight responsibilities to committees of the board and the policies and procedures for coordinating the risk oversight responsibilities of the board, the ERM liaison, if any, and each of the committees and the board.

The compensation committee considers risks associated with executive and employee compensation programs.  The ASUS committee oversees the risks and exposures associated with the company’s contracted services operations.

The board also had a strategy and corporate development committee that had the responsibility to oversee strategic, financial and execution risks associated with the company’s strategic plans.  This committee was dissolved on October 26, 2011 after the board determined that a separate committee was no longer needed.  Management was directed at this time to provide the board annually a report on the company’s strategic plans.

Diana M. Bontá was appointed as a liaison between the board and management with respect to providing additional oversight of the company’s ERM programs.  Dr. Bontá reports to the full board regarding management’s implementation of the company’s ERM program and other matters relevant to the risk oversight responsibilities of the board.

What are the procedures for changing the number of directors?

Under our bylaws, the board of directors may increase the authorized number of directors up to eleven without obtaining shareholder approval so long as we list our common shares on the New York Stock Exchange.  We currently have eleven directors on our board.  The board of directors may also decrease the number of authorized directors to no less than six without obtaining shareholder approval.  If the number of authorized directors is decreased to six, then the board will cease to be classified; provided, that the decrease in the number of directors cannot shorten the term of any incumbent director.

Unless otherwise approved by our shareholders, the board of directors will cease to be classified if our common shares are not listed on the New York Stock Exchange.

How are vacancies filled on the board of directors?

The majority of the remaining directors may fill vacancies on the board, except those existing as a result of a removal of a director, though less than a quorum.  If the board consists of only one director, the sole remaining director may fill all vacancies on the board.  Each director so elected will hold office until the end of the term of the director who has been removed, or until the director’s successor has been duly elected and qualified.  Our shareholders also have the right to elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Under what circumstances may a director be removed from the board?

Under California law, members of the board of directors may be removed:

■	by the board of directors as the result of a felony conviction or court declaration of unsound mind,

■	by the shareholders without cause, or

■	by court order for fraudulent or dishonest acts or gross abuse of authority or discretion.

Generally, shareholders may not remove a director if the votes cast against removal are sufficient to elect the director if voted cumulatively at an election of directors held at the time of removal.  In addition, no director may be removed by shareholders by written consent unless all shareholders vote for removal of the director.

What committees does the board of directors have?

The board has three standing committees:

■	an audit and finance committee,

■	a nominating and governance committee, and

■	a compensation committee.

Each of these committees operates under a written charter which identifies the purpose of the committee and its primary functions and responsibilities.  Copies of these charters are available on our website at www.aswater.com.

The board has also established a committee, known as the ASUS committee, to review our contracted services business.  The board also established a strategy and corporate development committee which was dissolved in October 2011.

From time to time, the board establishes special committees or appoints members of the board to serve as liaisons between the board and management with respect to special projects.  Three members of the board served as liaisons between the board and/or its committees and management in 2011.

How often did the board and each of the committees meet during 2011?

During 2011:

■	directors met, as a board, seven times,

■	the audit and finance committee met seven times,

■	the nominating and governance committee met six times,

■	the ASUS committee met seven times,

■	the compensation committee met eight times, and

■	the strategy and corporate development committee met four times.

No board member in 2011 attended less than 75% of the meetings of the board.  No committee member in 2011 attended less than 75% of the committee meetings of any committee in which he or she was a member.

NOMINATING AND GOVERNANCE COMMITTEE

What are the functions of the nominating and governance committee?

The nominating and governance committee assesses qualifications of candidates to fill vacancies on the board and makes recommendations to the board regarding candidates to fill these vacancies.  The nominating and governance committee also recommends to the board changes in the company’s corporate governance policies and procedures, CEO succession and board training.

How does the nominating and governance committee assess candidates to fill vacancies on the board?

The nominating and governance committee assesses nominees for directors on the basis of a number of qualifications, including:

■	a reputation for integrity, honesty and adherence to high ethical standards,

■	holding or having held a generally recognized position of leadership,

■	business acumen, business or governmental experience and an ability to exercise sound business judgment in matters that relate to our current and long-term objectives,

■	an interest and ability to understand the sometimes conflicting interests of our various constituencies, including shareholders, employees, customers, regulators, creditors and the general public,

■	an interest and ability to act in the interests of all shareholders,

■	an ability to work constructively with groups of diverse perspectives and to tolerate opposing viewpoints,

■	a commitment to service on the board, including commitment demonstrated by prior board service, and

■	a willingness to challenge and stimulate management.

Each director, other than the chief executive officer of the company, is also expected to satisfy the independence requirements of the board.

In addition to the criteria set forth above, the nominating and governance committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties.  In order to achieve this objective, the committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix and diversity of professional and personal experience, knowledge and skills that will allow the board to fulfill its responsibilities.  The committee construes the concept of diversity broadly so as to include a variety of opinions, perspectives, personal experiences and backgrounds and other differentiating characteristics, including gender and ethnicity.

The process used by the committee in assessing candidates for director is a subjective one.  The committee has considered knowledge, skills and experience in the following areas to be helpful to the board in selecting nominees for director:

■	finance
■	accounting
■	engineering
■	real estate
■	construction
■	government contracting
■	public utility and/or other regulated industry
■	corporate governance
■	customer and community service

For information on the specific backgrounds and qualifications of our current directors, see “Proposal 1: Election of Directors.”

As part of its annual self-assessment process, the board also evaluates directors on a variety of criteria, including:

■	independence
■	commitment, time and energy devoted to service on the board
■	overall and likely future contributions to the board
■	attendance at, and preparation for, board and committee meetings
■	effectiveness as chair of the board or a committee
■	collegiality
■	understanding the role of the board and the committees on which he or she serves
■	judgment and appropriateness of comments
■	skill set relative to board needs
■	understanding of the company’s business, industry and risks
■	willingness to challenge and stimulate management

The nominating and governance committee considers candidates recommended by board members, professional search firms, shareholders and other persons, in addition to board members whose terms may be expiring.  The manner in which the nominating and governance committee evaluates a new person as a nominee does not differ based on who makes the nomination.

What is the role of the board in the nomination process?

After the board receives the nominating and governance committee’s recommendations on nominees, the board then nominates director candidates the board deems most qualified for election at an annual meeting.

If a vacancy or a newly created board seat occurs between annual meetings, the board is responsible for filling the vacancy or newly created board seat in accordance with our bylaws as described above under the heading, “How are vacancies filled on the board of directors?”

Who are the members of the nominating and governance committee?

Ms. Holloway is the chair of the nominating and governance committee.  Mr. Anderson, Dr. Bontá and Mr. Dodge are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

How may a shareholder nominate a person to serve on the board?

You may submit the name of a person for election as a director either by submitting a recommendation to the nominating and governance committee or by directly submitting a name for consideration at a shareholder meeting.  In either event, you must submit the name of the nominee in writing to our corporate secretary at our corporate headquarters between February 21, 2013 and March 8, 2013, in order for your nominee to be considered for election as a director at the 2013 annual meeting.  If we change the 2013 annual meeting date by more than 30 days from the date of our 2012 annual meeting or a special meeting is held, you will have another opportunity to submit nominations.  In this case, the corporate secretary must receive your nomination at our corporate headquarters no later than the close of business on the tenth day following the earlier of the date on which we mail you notice of the meeting or we publicly disclose the meeting date.

Your notice to the corporate secretary must contain:

■	all information that the Securities and Exchange Commission requires us to disclose in our proxy statement about the nominee,

■	a consent by the nominee to be named in the proxy statement and to serve as a director if elected,

■	the name and address of the record and beneficial owner, if any, of the shares making the nomination, and

■	the number of shares held.

If you submit a name for consideration by the nominating and governance committee, we may also ask you to provide other information reasonably related to the recommended individual’s qualifications as a nominee.  The person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the nominating and governance committee and/or the board of directors to inquire into the nominee’s qualifications and background and otherwise to be interviewed for purposes of the nomination.

If you plan to submit a name directly for nomination as a director at a shareholder meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominee.

We have made no material changes in 2012 to these procedures for the nomination of directors.

Have we paid fees to any third party to assist us in evaluating or identifying potential nominees to the board?

We have not paid any fees for assistance in identifying potential candidates to fill a vacancy on the board.

Did we receive any nominations for director from certain large beneficial owners of our common shares?

We have not received any nominations from a shareholder or a group of shareholders owning more than 5% of our outstanding common shares.

AUDIT AND FINANCE COMMITTEE

Who are the members of the audit and finance committee?

Mr. King is the chair of the audit and finance committee.  Mr. Kathol was chair of the audit and finance committee until October 30, 2011.  Mr. King was appointed the vice chair of the audit and finance committee on February 23, 2011 and chair on October 30, 2011.  Mr. Dodge, Mr. Kathol and Ms. Wilkins are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

Does the audit and finance committee have any audit committee financial experts?

The board of directors determined that Mr. King and Mr. Kathol are “audit committee financial experts” under the corporate governance listing standards of the New York Stock Exchange and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934.

Audit and Finance Committee Report

Functions of the Audit and Finance Committee

The audit and finance committee:

■
reviews significant public documents containing financial statements provided to shareholders and regulatory agencies and reviews all periodic reports filed with the Securities and Exchange Commission,

■	discusses with the company’s independent registered public accounting firm its plans, if any, to use the work of internal auditors,

■
reviews the internal audit function, including its competence and objectivity and proposed audit plans for the coming year, including intended levels of support for and coordination with the external audit process,

■	discusses with the internal auditors and the company’s independent registered public accounting firm, the financial statements and the results of the audit,

■
discusses with the company’s independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of the audit,

■	reviews the qualifications of our independent registered public accounting firm and appoints (and has sole authority to terminate) our independent registered public accounting firm,

■	reviews and approves fees charged by our independent registered public accounting firm,

■	reviews and evaluates the effectiveness of our process for assessing significant financial risks and the steps management takes to minimize these financial risks,

■	reviews and makes recommendations to the board of directors regarding related party transactions,

■	reviews accounting and financial human resources,

■
establishes procedures for the receipt, retention and treatment of complaints that the company receives regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or related party transactions, and

■	reviews the committee’s charter and its own performance annually.

Management has the primary responsibility for our financial statements, internal controls, disclosure controls and the financial reporting process.  PricewaterhouseCoopers LLP, our registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report based on its findings.  The audit and finance committee’s responsibility is to monitor and oversee our financial reporting process.  PricewaterhouseCoopers LLP reports directly to the audit and finance committee and the board of directors.

Discussions with Independent Auditors

PricewaterhouseCoopers LLP provided to the audit and finance committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit and finance committee concerning independence, and the audit and finance committee discussed with PricewaterhouseCoopers LLP the independent accountant’s independence.  The audit and finance committee also reviewed and discussed our audited consolidated financial statements with PricewaterhouseCoopers LLP and the matters required by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the firm’s evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

Discussions with Management

During 2011, the committee reviewed and discussed with management the company’s audited consolidated financial statements.  Management has represented to the audit and finance committee that our internal controls over financial reporting have no material weaknesses and that management prepared the company’s consolidated financial statements in accordance with generally accepted accounting principles.

Recommendation for Inclusion in Form 10-K

Based upon the audit and finance committee’s discussions with management and  PricewaterhouseCoopers LLP, the audit and finance committee’s review of the representations of management and the reports and presentations of PricewaterhouseCoopers LLP to the audit and finance committee, the audit and finance committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

This report is submitted by:

        Gary F. King, Chair
        N. P. Dodge, Jr., Member
        Robert F. Kathol, Member
        Janice F. Wilkins, Member

COMPENSATION COMMITTEE

What are the functions of the compensation committee?

Our compensation committee, which consists entirely of independent directors:

■	reviews the performance of our executive officers in January of each year and at the time of the hiring or promotion of an executive officer,

■	selects a compensation consultant to assist the committee in evaluating the amount or form of executive and director compensation,

■
recommends the salary for each executive officer, including the salary of Robert J. Sprowls, the president and chief executive officer of the company, for ratification by the independent members of the board,

■	makes stock awards for each executive officer and manager pursuant to our equity compensation plans,

■	sets performance standards and makes awards under non-equity compensation plans,

■	approves objective and discretionary bonuses for executive officers,

■	reviews and makes recommendations to the board regarding long-term compensation strategies and changes in the executive compensation program and the terms of our employee benefit and pension plans,

■	reviews trends in executive compensation and considers changes in accounting principles and tax laws that impact executive compensation,

■	makes recommendations to the board regarding the terms of employment and severance arrangements applicable to specific executive officers,

■	reviews and makes recommendations to the board regarding the compensation of directors, and

■	administers the 2000 Stock Incentive Plan, or 2000 plan, and the 2008 plan, for employees, and the 2003 Non-Employee Directors Plan, or directors plan, for directors.

Unless otherwise provided by the board, the compensation committee does not have the authority to delegate its authority to a subcommittee.

What fees have we paid for services provided by our compensation consultant and its affiliates?

The compensation committee engaged Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., or Marsh, to prepare a survey of executive compensation trends and pay practices of other companies and to make recommendations to the compensation committee regarding the amount and types of compensation to be paid to our executive officers in 2011.  The aggregate amount of fees paid to Mercer in 2011 for these services provided in 2011 was $43,275.  The compensation committee had the sole authority to appoint Mercer, oversee the executive compensation services provided by Mercer and to approve the compensation paid to Mercer for these services.

Mercer and Oliver Wyman, affiliates of Marsh, were also retained by management of the company in 2011, with the knowledge and approval of the compensation committee, to provide actuarial services unrelated to executive compensation for the company’s worker compensation programs in California and Arizona and pension and retiree medical plans.  The aggregate amount of fees paid to Mercer and Oliver Wyman for these services provided in 2011 was $519,805.  These services were approved by management in the ordinary course of business.

Does the compensation committee believe that its compensation consultant was independent?

In determining to engage Mercer as the compensation consultant to the compensation committee for another year, the compensation committee considered the policies adopted by Mercer and its affiliates to prevent conflicts of interest.  The compensation committee also considered:

■	the types of services provided by Mercer and Oliver Wyman to the company at the request of management,

■	the fact that the fees paid by the company to Marsh and its affiliates were small compared to the total revenues of Marsh,

■	the fact that there was no relationship between Marsh or any of its affiliates with any member of the compensation committee, and

■	the fact that neither Marsh nor any of its affiliates owns any of our common shares.

The committee concluded that the consulting advice that it has received from Mercer was objective and not influenced by the provision of actuarial services by Mercer and Oliver Wyman authorized by management.

Compensation Committee Interlocks and Insider Participation

Mr. Anderson is the chair of the compensation committee.  Ms. Holloway and Dr. Bontá are members of this committee.  Mr. Ross is a non-voting ex-officio member of this committee.

The board has determined that no member of this committee has a material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a material relationship with us or any other relationship with the company that the board of directors determined would affect the independence of that member.

No member of this committee is a current or former officer or employee of the company or any of its subsidiaries.  None of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee.  No compensation committee member has received any consulting, advisory or other compensatory fees paid by the company or any of its subsidiaries, other than fees received for serving on our board of directors,  committees of our board or acting as a liaison between the board and/or committees and management on matters specified by the board.

GOVERNANCE OF THE COMPANY

Is each of our board and committee members independent?

Based on information solicited from each director, the board has determined that each of our directors, other than Mr. Sprowls, has no material relationship with us, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us and is otherwise independent under the corporate governance standards of the New York Stock Exchange.  We have not adopted any other categorical standards for determining whether a board member is independent.

The board determined that Mr. Anderson, Ms. Anderson, Dr. Bontá, Mr. Dodge, Ms. Holloway, Mr. Kathol, Mr. King, Mr. McNulty, Ms. Wilkins and Mr. Ross are independent directors.  In determining that these directors are independent, the board considered the following facts:

■	none of these directors or any of their immediate family members is or has been an executive officer or employee of the company or any of its subsidiaries at any time,

■
none of our directors or any of their immediate family members or any “related person” had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in excess of $120,000 since January 2011, other than compensation for serving as a director or as a member of a committee of the board or a liaison between the board and/or a committee and management,

■
none of these directors or any of their immediate family members received during any twelve month period within the last three years more than $100,000 in direct compensation from us, other than compensation for serving as a director, a member of a committee of the board or a liaison between the board and/or a committee and management,

■
none of these directors has accepted, either directly or indirectly, any consulting, advisory or other compensatory fee from us, other than compensation for serving as a director, a member of a committee of the board or a liaison between the board and/or a committee and management,

■
no director is, or has been, an employee of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year,

■
no immediate family member of any director is an executive officer of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from, us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year,

■	no director or an immediate family member is a current partner or employee of a firm that is our internal or external auditor,

■	no director or an immediate family member was, within the last three years, a partner or employee of our internal or external auditor and personally worked on our audit during that time,

■
none of the executive officers of the company is, or has been during the past three years, a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee, and

■	none of our directors is prohibited from serving on our board of directors by the interlocking director rules of the Federal Energy Regulatory Commission.

We did not identify any other businesses or other relationships between us and any non-employee director that would affect the independence of these directors nor did the board consider any other relationships or transactions in determining director independence.  The board has also affirmatively determined that all members of the audit and finance committee, nominating and governance committee and compensation committee, including Mr. Ross, are independent directors under the corporate governance listing standards of the New York Stock Exchange and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934.

No member of the audit and finance committee served on more than three public company boards during 2011.

Do we have any relationships with any executive officers?

No executive officer or nominee or any of his or her immediate family members had any indebtedness to us, any business relationships with us or any transactions or proposed transactions with us since January 2011.

What procedures do we use for reviewing and approving transactions between us and our directors and executive officers?

We have adopted a code of conduct and guidelines on significant governance issues which include policies and procedures regarding relationships between us and our directors and executive officers.  Information about how to obtain a copy of the code of conduct and guidelines on significant governance issues is set forth in this proxy statement under the heading, “Obtaining Additional Information from Us.”

Under the company’s guidelines on significant governance issues, directors are expected to make business opportunities relating to the company’s business available to the company before pursuing the opportunity for the director’s own or another’s account.  Neither the board nor the audit and finance committee have approved any other guidelines that would permit a director or executive officer to engage in any transactions or actions that would create a conflict of interest.  All conflict of interest transactions must be approved by disinterested members of the board and the audit and finance committee in accordance with California law and the rules of the New York Stock Exchange.

Our code of conduct prohibits any director or executive officer from engaging in any transactions or other actions which create a conflict of interest, except under guidelines approved by the board or the audit and finance committee.  A conflict of interest arises if a director or executive officer takes an action or has interests that may make it difficult for the director or executive officer to act objectively or effectively and include:

■	causing the company or any of its subsidiaries to employ or retain a family member as an employee or consultant,

■	causing the company or any of its subsidiaries to do business with any businesses in which the director, executive officer or any family member stands to gain personally,

■	making investments which may impair the ability of the director or executive to make decisions on behalf of the company,

■
taking advantage of business opportunities relating to the company’s business or that are discovered through the use of corporate property, information or position for personal gain, without first offering the opportunity to the company, or

■	competing with the company.

Our guidelines on significant governance issues also require each director to disclose to the board any financial or personal interest in any transactions that comes before the board for approval.  Each director and executive officer is also required to disclose annually any relationships with the company and to declare that all such relationships during the prior year have been disclosed.  Our board did not consider any transactions in which any member of the board or executive officer had an interest in 2011.

We do not provide loans, loan guarantees or otherwise extend credit, directly or indirectly, to any of our executive officers or directors.

Have any of our directors, executive officers or affiliates been involved in certain legal proceedings during the past ten years?

None of our current executive officers, directors or any affiliate or owner of more than 5% of our common shares has been a party adverse to us in any material legal proceeding or been involved in any legal proceedings that the Securities and Exchange Commission has identified as being material to the evaluation of the ability or integrity of a director or executive officer.

What is our policy regarding attendance by board members at our annual meetings?

We adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders.  All directors were present at our 2011 annual meeting.  Ms. Wilkins was elected as a director of the company at the company’s annual meeting in 2011.  Ms. Anderson was appointed to the board on March 21, 2012.

What is the process for shareholders and other interested persons to send communications to our board?

You or any interested person may, at any time, communicate in writing with the chair of the board who presides at regularly scheduled board meetings and executive sessions, any particular director or non-management directors as a group, by writing to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  We will provide copies of written communications received at this address to the relevant director or the non-management directors as a group unless the corporate secretary, in her reasonable judgment, considers the communications to be improper for submission to the intended recipient(s).  Examples of communications considered improper for submission include customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to our business, and communications that relate to improper or irrelevant topics.

What are the requirements for submission of shareholder proposals?

If you want us to include your shareholder proposal in our proxy materials for the 2013 annual meeting, you must submit the proposal to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  Our corporate secretary must receive your proposal no later than December 3, 2012.  Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

A shareholder making a shareholder proposal should state as clearly as possible the course of action that the shareholder believes we should follow.  If we place a shareholder proposal on the proxy card, we will provide, in the form of proxy, the means for other shareholders to specify, by checking a box, as to whether they want to approve, disapprove or abstain from voting on the shareholder proposal.

If you want your shareholder proposal to be considered at the 2013 annual meeting and you have not met the deadline for us to include your shareholder proposal in our proxy materials, you may nevertheless submit your proposal for consideration at the 2013 annual meeting if you comply with the following procedures.

You must deliver or mail your notice to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 stating that you intend to submit a shareholder proposal at our 2013 annual meeting.  Our corporate secretary must receive your notice between February 21, 2013 and March 8, 2013, unless we change our 2013 annual meeting date by more than 30 days from the date of our 2013 annual meeting, in which case, our corporate secretary must receive your notice no later than the close of business on the tenth day following the day on which we mail you notice of the meeting or the date we publicly disclose the date of the meeting.

Your notice to our corporate secretary must include for each matter you propose to bring before the 2013 annual meeting:

■	a brief description of the matter you intend to bring before the 2013 annual meeting,

■	reasons for bringing such matter before the 2013 annual meeting,

■	the name and address of the record and beneficial owner, if any, of the shares making the proposal,

■	the number of our common shares you own, and

■	any material interest you have in the matter.

STOCK OWNERSHIP

Are there any large owners of our common shares?

The following table identifies shareholders who own more than five percent of our outstanding common shares on April 6, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common Shares	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,118,854	(1)	5.82	%(4)

	BlackRock Inc. 55 East 52nd Street New York, NY 10055	1,570,702	(2)	8.18	%(4)

	Neuberger Berman Group LLC 605 Third Avenue New York, New York 10158	1,162,411	(3)	6.05	%(4)

 (1)           Based on the Schedule 13G filed with the Securities and Exchange Commission on February 7, 2012, The Vanguard Group, Inc. has shared voting and dispositive power over 26,376 of our common shares and sole voting and dispositive power over 1,092,478 of our common shares.

(2)           Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2012, BlackRock Inc. has sole voting and dispositive power over 1,570,702 of our common shares.
(3)           Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012, Neuberger Berman Group LLC has shared voting power over 939,011 of our common shares and shared dispositive power over 1,162,411 of our common shares.
(4)           Based on 18,858,505 common shares outstanding on April 6, 2012 and 354,745 shares which our directors and executive officers as a group have the right to acquire on or prior to June 5, 2012.

How much stock do directors and executive officers own?

We are providing you information in the table below regarding the number of our common shares beneficially owned by our directors and executive officers as of April 6, 2012, including common shares which each director and executive officer has a right to acquire on or prior to June 5, 2012.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
Name	Number of Shares		Percent of Class
James L. Anderson	12,240	(1)	*
Sarah J. Anderson	-	(1)	*
Diana M. Bontá	5,255	(1)	*
N. P. Dodge, Jr.	27,395	(1)	*
Anne M. Holloway	18,458	(1)	*
Robert F. Kathol	13,859	(1)	*
Gary F. King	7,995	(1)	*
James F. McNulty	1,227	(1)	*
Lloyd E. Ross	19,725	(1)	*
Janice F. Wilkins	1,406	(1)	*
Robert J. Sprowls	69,792	(2)	*
Denise L. Kruger	38,628	(3)	*
McClellan Harris III	24,438	(4)	*
Eva G. Tang	37,515	(5)	*
Patrick R. Scanlon	37,519	(6)	*
Directors and Executive Officers as a Group	550,367	(7)	2.86	%(8)
*Less than one percent
(1)           Mr. Ross, Mr. Dodge and Ms. Holloway have a right to acquire, on or prior to June 5, 2012, 8,000 of our common shares through the exercise of stock options granted pursuant to the directors plan.  Mr. Anderson and Mr. King have a right to acquire, on or prior to June 5, 2012, 3,000 of our common shares through the exercise of stock options granted pursuant to the directors plan.  Mr. Kathol has a right to acquire, on or prior to June 5, 2012, 6,000 of our common shares through the exercise of stock options granted pursuant to the directors plan.  Ms. Anderson, Dr. Bontá, Mr. McNulty and Ms. Wilkins have not been granted any stock options.
(2)           Mr. Sprowls has the right to acquire 28,841 and 20,823 of our common shares on or prior to June 5, 2012 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.
(3)           Ms. Kruger has the right to acquire 14,387 and 9,849 of our common shares on or prior to June 5, 2012 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.
 (4)           Mr. Harris has the right to acquire 5,378 and 3,708 of our common shares on or prior to June 5, 2012 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.
(5)           Ms. Tang has the right to acquire 19,064 and 10,033 of our common shares on or prior to June 5, 2012 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.
(6)            Mr. Scanlon has the right to acquire 15,601 and 8,074 of our common shares on or prior to June 5, 2012 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.
 (7)           Of this amount, our directors and executive officers as a group have the right to acquire 354,745 of our common shares on or prior to June 5, 2012 through the exercise of stock options or the pay-out of restricted stock units that have vested.  We have not included in this table common shares relating to dividend equivalents that may be received by our directors and executive officers with respect to dividends declared by the board after April 6, 2012 or restricted stock units which the directors will have a right to acquire on the date of the 2012 annual meeting pursuant to the directors plan.
(8)           Based on 18,858,505 common shares outstanding on April 6, 2012 and 354,745 shares which our directors and executive officers as a group have the right to acquire on or prior to June 5, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

We have adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, including assisting directors and executive officers with preparing and filing of a Form 3, Form 4s and, if applicable, Form 5s.  We believe, on the basis of our review of the forms filed by directors and executive officers in 2011, that the following Form 4s were filed late:

■	Mr. Anderson filed a Form 4 one day late with respect to the exercise of options on August 31, 2011.

■	Mr. Scanlon filed a Form 4 fifty days late with respect to a direct purchase of shares on August 16, 2011.

PROPOSAL 1:  ELECTION OF DIRECTORS

We have provided information below about each of our directors including their ages, years of service as a director of the company, educational background, business experience, service on other boards and community service activities.  We have also included information about the qualifications, attributes or skills of each director that were considered by the board at the time the board nominated each director.  The process used by the board in nominating directors is a subjective one and is based on the recommendations of the nominating and governance committee, the background and qualifications of each of the other members of the board, considered as a group, and the evaluation of the performance of each director based on previous service on the board, board committees and as liaisons between management and the board or a committee.

What is the experience of each nominee for election as a director?

Our board of directors has nominated three persons as class I directors for a three-year term expiring at the end of our annual meeting of shareholders in 2015 or until their successors are duly elected and qualified.

The ages of the directors reported below are as of April 6, 2012.

The Board of Directors recommends that shareholders vote FOR each of the nominees listed below.

Mr. James L. Anderson

Mr. Anderson is chair of the compensation committee, and a member of our nominating and governance committee. He also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. He also has served as special projects liaison to the board beginning in 2009. He has served as a director since 1997. Mr. Anderson is 68 years old.

Mr. Anderson brings strong leadership and management skills to the board developed through his extensive experience as an executive in the insurance industry. His business acumen and operational experience have also enabled him to provide valuable insights to the board and the committees on which he serves.

Since 1996, Mr. Anderson has been the Senior Vice President of marketing and sales operations for Americo Financial Life and Annuity Insurance Company, an underwriter of life and annuity products. He served for ten years as the President and Chief Executive Officer of Fremont Life Insurance Company prior to its acquisition by Americo Life Inc. Prior to joining Fremont Life Insurance Company, Mr. Anderson served as Chairman & Chief Operating Officer of Physicians & Surgeons Underwriting Corporation, an insurance reciprocal management company for Physicians & Surgeons Insurance Exchange, a medical malpractice program for the western United States, and as President, founder and chief executive officer of Hospital Insurance Services, a management company for hospital, medical professional and general liability programs in California. Prior to forming Hospital Insurance Services, he served as President and Chief Operating Officer for the property and casualty businesses of H.F Ahmanson Insurance Group. He has been a member of the board of directors of Baldwin Builders, LLC, a privately held residential home builder in Orange County, California.

Mr. Anderson has a BS in business from Fort Hays Kansas State University and has participated in the IBM Executive Management program.

Mr. Anderson has been a member of the Board of Governors of the California Automobile Assigned Risk Plan, the Executive Board of Western Insurance Information Service and the American Council of Life Insurers and has served as chairman of the National Association of Life Insurance Companies. He is a member of the World Presidents’ Organization and the Chief Executive Organization.

Ms. Sarah J. Anderson
Ms. Anderson was appointed by the board as a director on March 21, 2012. She is 61 years old.

Ms. Anderson brings additional expertise to the board in the areas of accounting and financial advisory services. She also possesses valuable management experience as a result of the various leadership roles that she has held in the accounting profession and in the government and non-profit sectors.

Ms. Anderson retired from Ernst & Young LLP in June 2008 where she served for over 24 years as an assurance and advisory services partner. She served a number of clients, both public and private, across various industries, including utilities, government and service industries. Ms. Anderson served in multiple leadership positions at Ernst & Young LLP, including serving as the managing partner of both the company’s Orange County and Riverside offices.

Ms. Anderson has a BS in business administration with a concentration in accounting from Northeastern University. She has been licensed as a Certified Public Accountant since 1979 and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Ms. Anderson has been appointed to the California Board of Accountancy for two four year terms ending in 2014 and has served as president and vice president of the board. She has also served as the chair of the board’s Committee of Professional Practice and on the Ethics Education and Licensing Frequency task force. Ms. Anderson is a member of the Accountancy Licensee Database committee and the Uniform Accountancy Act committee for the National Association of State Boards of Accountancy.

Ms. Anderson has been on the Board of Managers of Kaiser Ventures, LLC and has served as the chair of its audit committee since February 2011. She was appointed to the audit committee of the Orange County Community Foundation in February 2012 and has served as a member of the Audit Committee Roundtable of Orange County since 2008.

Ms. Anderson is also a member of the University of California, Irvine CEO Roundtable and is a member of the Roundtable’s steering committee. She has also served as the chair of the board of the Pacific Symphony since July 2009. She has been a member of the finance committee of the Pacific Symphony since 2001 and has served as the chair of this committee from June 2006 until June 2009.

Ms. Anne M. Holloway

Ms. Holloway is chair of the nominating and governance committee and a member of the compensation committee. She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. Ms. Holloway has served as a director since 1998. Ms. Holloway is 59 years old.

Ms. Holloway brings valuable expertise to the board in human resources and corporate governance matters obtained through her experience in the financial services industry and her experiences in providing strategic advice to Fortune 500 companies.

Ms. Holloway is retired. She was a partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments and governmental agencies from 1999 to 2000. She served as President of Resolution Credit Services Corp., a subsidiary of Xerox Financial Services, from 1992 to 1998 where she was responsible for, among other things, the successful resolution of financial guarantees on troubled tax-exempt bonds, the restructuring of debt and negotiation with the Resolution Trust Corporation. She also served as chief operating officer of International Insurance Company, another company in the Resolution Group, where she was responsible for operations, human resources and technology. Prior to joining the Resolution Group, Ms. Holloway held various management positions with Shawmut National Corporation, a financial services company.

Ms. Holloway holds a BA from Newton College of the Sacred Heart and an MBA from Boston University. She has also participated in the Harvard University Executive Management program.

Ms. Holloway is the Chair of the Board of Trustees of Sacred Heart Schools in Atherton, California. She is also actively involved in The Parkinson’s Institute, in Sunnyvale, California and other philanthropic activities. She has also served on the board of United Way of Massachusetts Bay, chairing the allocation committee and she has been on the Massachusetts Governor’s Task Force on the Status of Women and on the board for The Fund for the Arts.

What is the experience of our other directors?

Our board has four class II directors with terms expiring at the end of the annual meeting in 2013 or until their successors are duly elected and qualified.

The ages of the following directors are as of April 6, 2012.

Dr. Diana M. Bontá

Dr. Bontá is a member of the nominating and governance committee and the compensation committee and serves as enterprise risk management liaison to the board. She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011. She has served as a director since 2007. Dr. Bontá is 61 years old.

As a result of her extensive experience in public health and public affairs, Dr. Bontá brings valuable expertise to the board in the areas of customer and community service and corporate governance.

Dr. Bontá has been the President and Chief Executive Officer of The California Wellness Foundation, a private independent foundation with a mission to improve the health of the people in California, by making grants, providing wellness education and preventing disease, since January 2012. From 2004 to January 2012, Dr. Bontá served as the Vice President of Public Affairs of the Kaiser Foundation Health Plan and Hospitals, Southern California Region where she was responsible for setting the Region’s public policy agenda and providing leadership and oversight of public affairs programs and support for Kaiser Permanente’s external communications and reputation management. She previously served as the first Latina director of the California Department of Health Services from 1999 to 2004. Prior to serving as director of the California Department of Health Services, Dr. Bontá served as director of the Department of Health and Human Services of the City of Long Beach, California.

Dr. Bontá holds doctorate and master degrees in public health from the University of California, Los Angeles. She holds an appointment as an adjunct associate professor at UCLA’s School of Public Health since 1999, and is a registered nurse. She is a trustee of the Charles Drew University of Medicine and Sciences in Los Angeles and a board member of United Way of Greater Los Angeles.

Dr. Bontá was appointed by California Governor Davis and again by Governor Schwarzenegger to the board of trustees of the Health Professions Education Foundation. She is a trustee of the Annie E. Casey Foundation, the Archstone Foundation and a member of the Department of Health and Human Services Office of Minority Health advisory committee. She is a Los Angeles City Fire commissioner. She has served as a member of the California State Interagency Coordinating Council and the Managed Risk Medical Insurance Board as an appointee of Governor Davis. She has also served as a commissioner of the US-Mexico Border Health Commission as an appointee of President Clinton. Dr. Bontá previously served on the Council for Education in Public Health, various committees of the Association of State and Territorial Health Officers, chair of the executive committee of the board of the American Public Health Association and former chair of the California Women’s Law Center.

Mr. Robert F. Kathol

Mr. Kathol has served as the chair of the audit and finance committee since he became a director in 1995 until October 2011. He remains a member of the audit and finance committee. He is also a member of the ASUS committee and the special issuance committee of the board. He is 71 years old.

Mr. Kathol brings extensive expertise in accounting, investment management and financing transactions to our board obtained through his experience in the accounting profession and investment management services industry.

Since 2001, Mr. Kathol has been Executive Vice President of Smith Hayes Financial Services Corporation, an investment banking firm in Omaha, Nebraska which provides investment management advice to individuals, trusts, endowment funds and retirement portfolios. Prior to the acquisition of the private client services division of Kirkpatrick, Pettis, Smith, Polian, Inc. by Smith Hayes Financial Services Corporation, Mr. Kathol worked for 30 years for Kirkpatrick Pettis in a variety of managerial and operational positions. His responsibilities included financial analysis and evaluation of financial statements, valuation projects and reporting and due diligence assignments in connection with public and private debt and equity financings for utilities, banks and other enterprises and for tax-exempt issuers. Prior to joining Kirkpatrick Pettis, Mr. Kathol worked as an audit manager at Arthur Andersen & Co. for utility, insurance and other for-profit small and medium-sized businesses.

Mr. Kathol has a BSBA in accounting from Creighton University.

Mr. Kathol is a member of the advisory board of G.P. Investments, Inc., a private investment company. He also served as a member of the board of trustees and the audit, finance/investment and executive committees of Mount Marty College, a non-profit entity and as a member of the board and audit and finance committees of the Nebraska Community Foundation, a community endowment development entity. He has worked on statewide economic development activities with Nebraska Community Foundation. In addition, he has worked on finance and investment policy and fundraising activities for a number of charitable organizations.

Mr. Gary F. King

Mr. King has served as the chair of the audit and finance committee since October 2011. He also served as vice chair of the audit and finance committee from February 2011 until October 2011 and as chair of the special issuance committee of the board since February 2011. He also serves as liaison to the anti-fraud committee of the company. He was also the chair of the strategy and corporate development committee since its formation in December 2006 until it was dissolved in October 2011. Mr. King has served as a director since 2006. He is 65 years old.

Mr. King brings extensive technical expertise in public utility accounting, public company reporting and strategic acquisitions to the board.

Mr. King retired as a senior audit partner of Deloitte & Touché LLP in 2005 after 34 years of service with the firm. During his career, he served as the lead client service partner on several of Deloitte’s largest publicly-held audit clients in the defense, technology and utility industries. He was designated as an industry expert by Deloitte & Touché in public utilities, real estate, aerospace and defense, telecommunications and information technology and as a mergers and acquisitions specialist.

Mr. King has a BBA and MBA from the University of Michigan.

Mr. Lloyd E. Ross

Mr. Ross has been chair of the board of directors of the company since April 1999 and has served as a director since 1995. He is a non-voting ex-officio member of each of the committees of the board. Mr. Ross is 71 years old.

 Mr. Ross brings valuable leadership, business acumen, financial and operational experience to the board. He also has extensive experience in the construction industry which is valuable to the board as the company’s capital improvement budgets grow and the company’s construction activities on military bases increase.

Mr. Ross has been the principal of L. Ross Consulting since 2003, which provides construction, development and consulting services primarily in California, Montana and Sonora, Mexico. He was Managing Partner of Invermex, LP, a developer of hotels in the southwestern United States and northern Mexico, from 1997 to 2003. From 1976, prior to becoming Managing Partner of Invermex, LP, Mr. Ross was the President and Chief Executive Officer of SMI Construction, a commercial and industrial general contracting firm in Irvine, California. He served on the board of directors of PacifiCare Health Systems from 1985-2005 and as a member of the audit committee and chair of the compensation committee of PacifiCare Health Systems from 2000-2005.

Mr. Ross has served on the board of a number of community organizations, including the Orange County small business division of the United Way, the California Young President’s Organization and the Newport Center Chapter of the Kiwanis Club. He also volunteers at a food bank in Kalispell, Montana.

Our board has three class III directors with terms expiring at the end of the annual meeting in 2014 or until their successors are duly elected and qualified.

Mr. James F. McNulty

Mr. McNulty was appointed to the board and as a member of the ASUS committee in January 2010. He also served on the strategy and corporate development committee from May 2010 until the committee was dissolved in October 2011. Mr. McNulty is 69 years old.

Mr. McNulty has expertise in engineering, government contracting and project management. As a result of his 24 years of service in the Army and his experience at Parsons Corporation discussed below, he is able to provide valuable insights to the ASUS committee with respect to its oversight of the company’s military utility privatization projects.

Mr. McNulty is the former chairman and chief executive officer of Parsons Corporation, an international engineering, construction and technical and management services firm whose customers include the U.S. government. He retired from Parsons Corporation in 2008, but continued to retain his position as a director on the board of Parsons Corporation until 2011. He is also a director of American Reprographics Company, a publicly traded printing company. Prior to joining Parsons Corporation in 1988, Mr. McNulty had a 24-year career in the Army in a variety of training, troop, research and development and project management assignments, including work as a research associate at Lawrence Livermore National Laboratory, Deputy Director of the Office of Military Application for the U.S. Department of Energy, Systems Manager for the deployment of the Pershing II missile system and program manager for the ground-based laser system for the strategic defense initiative. He retired from the Army as a Colonel in 1988.

Mr. McNulty has a BS degree in engineering from the United States Military Academy at West Point and master degrees from Ohio State University and the Massachusetts Institute of Technology where he was an Alfred P. Sloan Fellow.

Mr. McNulty is a trustee of the Linsly School, his high school alma mater in Wheeling, West Virginia, and is a past member of the board of directors of the Greater Los Angeles Chamber of Commerce, the California Science Center, the Los Angeles Sports Council and the board of trustees of Pomona College. He is a former chairman of Town Hall, Los Angeles.

Mr. Robert J. Sprowls

Mr. Sprowls has served on the American States Water Company board since May 2009 and the boards of the subsidiary companies since his appointment as President and Chief Executive Officer of the company effective January 2009. Mr. Sprowls is a member of the ASUS committee. He also served as a member of the strategy and corporate development committee from January 2009 until it was dissolved in October 2011. He is 54 years old.

Mr. Sprowls is the sole management member of the board of directors and brings valuable public utility experience to the board.

Mr. Sprowls is the President and Chief Executive Officer of American States Water Company and holds similar titles and responsibilities for the company’s subsidiaries, Golden State Water Company and American States Utility Services, Inc. and its subsidiaries. He also held similar titles at Chaparral City Water Company until its sale to EPCOR Water (USA), Inc. on May 31, 2011. Mr. Sprowls joined American States Water Company in June 2004 as Senior Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary. He was promoted to Executive Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary in January 2008 and became Executive Vice President of the company and its subsidiaries in November 2008. Prior to joining American States Water Company, Mr. Sprowls spent 21 years at CILCORP Inc., or CILCORP, a public utility holding company whose largest subsidiary, Central Illinois Light Company, served approximately 250,000 gas and electric utility customers. During his tenure with CILCORP, Mr. Sprowls held positions as President, Business Unit Leader – Energy Delivery, Chief Financial Officer (CFO) and Treasurer of Central Illinois Light Company; CFO of a non-regulated subsidiary of CILCORP, QST Enterprises Inc.; and Vice President and Treasurer of CILCORP. Mr. Sprowls left CILCORP and Central Illinois Light Company following the sale of the company to Ameren Corporation in 2003.

Mr. Sprowls is currently a member of the board of directors and executive committee of the National Association of Water Companies and a member of the Southern California Leadership Council. He has served on the board of directors of CILCORP Inc. and Central Illinois Light Company. He has been a past chairman and a member of the board of directors of the Illinois Energy Association, a past chairman and a member of the board of directors of Goodwill

Industries of Central Illinois and a committee chairman for the Heart of Illinois United Way Campaign.

He holds a Bachelor of Arts Degree in Economics and Business Administration from Knox College in Illinois and a Master of Business Administration Degree from Bradley University, also in Illinois. He is a Certified Public Accountant and a Certified Management Accountant.

Ms. Janice F. Wilkins
Ms. Wilkins has been a member of the board and the audit and finance committee since her election to the board in May 2011. Ms. Wilkins is 67 years old.

Ms. Wilkins brings extensive expertise in accounting, public company reporting, internal auditing and the development and oversight of ethics and compliance programs to the board.

Ms. Wilkins retired as Vice President of Finance and the Director of Internal Audit for Intel Corporation in June 2010 where she had been responsible for Intel’s global internal audit, investigative, and ethics and compliance operations staffs since 1995. During her 29-year career with Intel Corporation, she held a number of operational and corporate finance controllership, management, and executive positions, and managed the Human Resource organization responsible for US compensation and benefits. Prior to joining Intel Corporation, she held various finance positions for public and private companies in the electronic, oil and gas, mineral, shipping, banking, and real estate industries.

In 2001, Ms. Wilkins was recognized by Ebony Magazine as one of the top-ranking African American women in corporate America. In 2004, she was named Outstanding Businesswoman of the Year by the Gamma Nu Chapter of Iota Lambda Sorority, with recognition from the United States Senator from California, the Mayor of San Francisco and the California State Senator.

Ms. Wilkins holds a BS degree in Accounting from Xavier University in New Orleans, Louisiana, and an MBA from Golden Gate University in San Francisco, California. She is a member of the Institute of Internal Auditors and Financial Executives International.

Ms. Wilkins is a member of the Board of Trustees of her alma mater, Golden Gate University, where she is a member of the Audit Committee. She also is a member of the Board of Trustees of her alma mater, Xavier University, in New Orleans, where she chairs the Business Affairs Committee and the Sub-Committee on Investments & Banking Relationships. Ms. Wilkins is also a member of the Executive Committee and the Building Committee and has previously served on the Academic & Faculty Affairs Committee and the Student Affairs Committee. Prior to joining the Board, she served as a member of the University’s Board of Advisors. Ms. Wilkins also serves as a member of the Board of Trustees of Sacred Heart Schools in Atherton, California, where she chairs the Audit Committee and is a member of the Executive Committee. Previously she served on the Board of Directors of Peninsula Bridge, a program that promotes academic and personal success for motivated middle-school students from under-sourced communities.

***

Mr. N.P. Dodge, Jr.

Mr. Dodge serves as chair of the ASUS committee and is a member of the nominating and governance committee and audit and finance committee. Mr. Dodge has served as a director since 1990. Mr. Dodge is 75 years old.

Mr. Dodge has provided valuable expertise to the board in the areas of real estate and public utilities. He also provides valuable insights to the board in the areas of customer and community service, operations and budgeting matters.

Mr. Dodge has been President of NP Dodge Company, the largest full-service real estate firm in Nebraska, with separate divisions in residential sales, commercial sales, property management, insurance, title insurance and land development, since September 1978. Mr. Dodge is a certified real estate broker in Nebraska and Iowa and a certified property manager.

Mr. Dodge has a BA from Harvard University.

Mr. Dodge is a director of the Omaha Public Power District, a public entity that generates and distributes power to approximately 800,000 customers in thirteen counties in Nebraska, and a director of the Bridges Investment Fund. He has also served as a director and chairman of the audit committee of Firstar Bank Council Bluffs and the audit and finance committee chairman of the Omaha Public Power District.

Mr. Dodge has served on the board of directors, board of trustees or advisory board or council of a number of community organizations, including the Omaha Police Foundation, the Methodist Physicians Clinic, the Omaha Community Playhouse Foundation, the Camp Fire USA Midlands Council, the Boys Scouts of America Mid-America Council, the Girl’s Club of Omaha, Goodwill Industries, Greater Omaha Chamber of Commerce and Joselyn Art Museum. He has served as President of the Greater Omaha Chamber of Commerce, the Methodist Hospital Board of Trustees, the Omaha Community Playhouse and the Omaha Institute of Real Estate Management. He has also served on the allocation committee of the United Arts of Omaha and the chancellor’s advisory committee of the University of Nebraska at Omaha. In addition, he has served on the Mayor’s Crime Commission for the City of Omaha and as Governor’s appointee to the Nebraska Economic Development Commission and the Nebraska Power Review Board.

Mr. Dodge will continue to serve as a class I director of the board until his successor is duly elected to the board at the 2012 annual meeting.

How did we compensate our directors in 2011?

We paid fees to each of our directors monthly in cash and made awards of restricted stock units to our directors in 2011 pursuant to the terms of the directors plan as more particularly described below.  We also reimbursed each of our directors in 2011 for expenses incurred in the performance of his or her duties as a director.  We did not provide any compensation to Ms. Anderson in 2011 since she did not become a director of the company until March 2012.

DIRECTOR(1) COMPENSATION FOR 2011(3)
Name	Fees Paid or Earned in Cash ($)	Stock Awards ($) (2)	All Other Compensation ($) (4)	Total ($)
Lloyd E. Ross	$120,000	$51,514	$421	$171,935
James L. Anderson	54,200	51,132	403	105,735
Dr. Diana M. Bontá	46,400	44,314	213	90,927
N.P. Dodge, Jr.	53,300	51,252	375	104,927
Anne M. Holloway	52,700	51,001	106	103,807
Robert F. Kathol	52,900	51,514	291	104,705
Gary F. King	58,000	44,314	539	102,853
James F. McNulty	35,000	42,105	106	77,211
Janice F. Wilkins	24,133	40,998	796	65,927

 (1)          Mr. Sprowls, the president and chief executive officer of the company in 2011, was also a director of the company.  We did not pay him any additional compensation for his services as a director or member of the ASUS committee or strategy and corporate development committee in 2011.
(2)          The amounts in this column reflect the aggregate grant date fair value of the awards, including dividend equivalent rights, computed in accordance with FASB ASC Topic 718.  We provide information regarding the assumptions used in calculation of these amounts in Note 12 to our financial statements for the year ended December 31, 2011 in our Form 10-K filed with the Securities and Exchange Commission.  We did not make any other form of stock award to any director in 2011.  None of our directors forfeited any stock awards in 2011.  Mr. Ross, Mr. Anderson, Dr. Bontá, Mr. Dodge, Ms. Holloway, Mr. Kathol, Mr. King, Mr. McNulty and Ms. Wilkins had a balance of 10,431, 10,077, 3,755, 10,189, 9,956, 10,431, 3,755, 2,033 and 1,207 restricted stock units, respectively, credited to his or her account at December 31, 2011.
 (3)          We did not grant any options to directors in 2011.  Mr. Ross, Mr. Dodge and Ms. Holloway had options to acquire 8,000 of our common shares outstanding at December 31, 2011.  Mr. Anderson and Mr. King had options to acquire 3,000 of our common shares outstanding at December 31, 2011.  Mr. Kathol had options to acquire 6,000 of our common shares outstanding at December 31, 2011.  We have not granted any options to Dr. Bontá, Mr. McNulty or Ms. Wilkins.
(4)           We provide our board members and executive officers a blanket accident insurance policy. The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company. We allocated one–third of the premium of $7,027 (three year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $106 per person in 2011.  We also reimburse our board members for the related cost of travel and meals of their spouses when attending regular board and committee meetings.

Director Fees

We paid fees to non-employee directors of the board in 2011 for services rendered on the following basis:

■	to each non-employee director, an annual retainer of $20,000 for service on the board, payable in equal monthly installments,

■	to Mr. Ross, an additional annual retainer of $100,000 for his services as chair of the board, payable in equal monthly installments,

■	to Mr. Kathol, as the chair of the audit and finance committee from January 2011 until October 2011, an additional retainer of $12,500,

■
to Mr. King, as vice chair of the audit and finance committee from February 2011 until October 2011 and as chair of the audit and finance committee from October 2011 until December  2011, an additional retainer of $13,750,

■	to Mr. Anderson, as the chair of the compensation committee, an additional annual retainer of $9,000 for service as chair, payable in equal monthly installments,

■	to Ms. Holloway, as the chair of the nominating and governance committee, an additional annual retainer of $7,500 for service as chair, payable in equal monthly installments,

■	to Mr. King, as the chair of the strategy and corporate development committee, an additional retainer of $6,250,

■
to each outside director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $1,200 for each board or committee meeting attended, other than the annual organizational meeting and telephonic meetings,

■	to each non-employee director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $600 for each telephonic board or committee meeting attended,

■	to Mr. Anderson, $1,200 for serving as a special projects liaison,

■	to Dr. Bontá, $2,400 for serving as ERM liaison, and

■	to Ms. Holloway, $1,200 for time spent on considering additional nominees to the board.

Stock Awards

Under the terms of our directors plan, we automatically granted to each non-employee director in 2011:

■
restricted stock units on the date of the annual meeting in an amount equal to twice the then current annual retainer payable by the company for services rendered as a director divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on The Wall Street Journal, web-site (www.online.wsj.com), and

■
restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal, web-site (www.online.wsj.com), which we refer to as dividend equivalents.

Other Compensation Plans for Directors

We have no non-equity incentive compensation, deferred compensation or pension plans for non-employee directors.

Stock Ownership Guidelines

We have requested each member of our board to accumulate and hold common shares of the company, restricted stock units or other equity equivalents (other than stock options) granted by the company equal in value to four times his or her annual retainer for board service, plus 1,000 common shares, within three years after his or her appointment as a director.  The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the guidelines are unduly burdensome by reason of personal circumstances affecting a director, are unduly affected by temporary declines in the price of our common shares or there has been a recent change in the compensation of directors.  We have not exempted any of our directors from compliance with these guidelines.

We consider these guidelines to have been satisfied once the minimum ownership requirements have been satisfied regardless of subsequent changes in the market value of our common shares.

PROPOSAL 2: TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 2008 STOCK INCENTIVE PLAN

How do we propose to amend the 2008 Plan?

We will present a proposal to approve an amendment and restatement of our 2008 Stock Incentive Plan, or 2008 Plan.  We will refer to the 2008 Plan as amended and restated as the Restated Plan.

The amendment and restatement of the 2008 Plan was approved by our board, subject to shareholder approval.  If the Restated Plan is approved by our shareholders, the compensation committee will be able to grant awards that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, as amended, or the Code, to participants in the Restated Plan.  The provisions of the 2008 Plan will otherwise remain unchanged and no additional shares are being requested at this time.

The Restated Plan will become effective on the date that the Restated Plan is approved by shareholders.  If shareholders do not approve the Restated Plan, the 2008 Plan will remain in effect without the proposed amendments to the 2008 Plan.

What are the terms of the Restated Plan?

A summary of the material provisions of the Restated Plan is set forth below.  The following general description of certain features of the Restated Plan is qualified in its entirety by reference to the provisions of the Restated Plan set forth in Attachment I.  Shareholders who approve the Restated Plan will be deemed, for purposes of Section 162(m) of the Code, to approve the material terms of the performance-based awards discussed below.

Purpose

The purpose of the Restated Plan is to provide stock-based incentives as a means of promoting our success by attracting, motivating, rewarding, retaining and aligning the interests of employees (including officers) with those of shareholders generally.  To achieve these objectives, the Restated Plan permits the compensation committee to grant awards which may be in the form of stock options, restricted stock, restricted stock units or performance awards to eligible participants, as described below.

Eligible Employees

Our officers and key employees are generally eligible for awards under the Restated Plan. We may also grant awards to any person who becomes an employee in connection with the acquisition of another entity on terms necessary in connection with outstanding awards issued by the other entity, subject to the terms authorized by the Restated Plan.  No awards may be made to non-employee directors under the Restated Plan.  Instead, we make stock awards to non-employee directors under the 2003 Non-Employee Directors Stock Plan, or directors plan.  We describe the terms of the directors plan under the heading, “How did we compensate directors in 2011?”

Administration

The compensation committee administers the Restated Plan and makes all awards under the Restated Plan.  The compensation committee has broad authority under the Restated Plan:

■	to select the participants in the Restated Plan,

■
to determine the number of shares subject to awards and the terms and conditions of each award, including the price (if any) to be paid for the shares or the award and the date of grant of the award (which may be a designated date after but not before the date of the committee’s action),

■	to determine the performance periods and performance criteria, as applicable, for any performance awards granted under the Restated Plan,

■
to permit the recipient of any award to pay the exercise or purchase price of the common shares or award in cash, by the delivery of previously owned common shares or by notice and third party payment,

■	to amend the terms of an award, to accelerate the receipt or vesting of benefits and to extend benefits under an award, subject to applicable limitations under Section 409A of the Code,

■	to determine the fair market value of the common shares underlying an award and/or the manner in which such value will be determined,

■
to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award in connection with certain reorganizations or change in control events (as generally described below under the heading, “Change in Control, Acceleration of Awards, Possible Early Termination of Awards”), and

■	to interpret the Restated Plan and make all determinations and take all other actions as may be necessary or advisable for the administration of the Restated Plan.

In no case, will the compensation committee or the board make an adjustment to a stock option award under the Restated Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award, unless due to an adjustment to reflect a stock split or similar event or a repricing approved by shareholders.

Share Limits

The maximum number of our common shares that we may issue or transfer pursuant to awards under the Restated Plan is 1,100,000 common shares, of which 503,849 common shares remain available for the grant of awards under the Restated Plan.  We are not requesting additional shares as part of this amendment and restatement of the 2008 plan.

We will count 2.45 shares of restricted stock or common shares for each actual share underlying a restricted stock unit against these share limits in connection with any award of restricted stock or restricted stock unit.  For example, if 100 shares underlie a restricted stock award under the Restated Plan, we will charge 245 shares against the share limit with respect to that award.

In addition, we may not:

■
deliver more than 187,500 common shares in the aggregate pursuant to options granted as incentive stock options under the Restated Plan or grant options to any individual in any calendar year to purchase more than 50,000 of our common shares,

■	deliver more than 100,000 common shares during any calendar year to any eligible employee upon the vesting of performance awards (including any dividend equivalent rights on such awards), or

■	grant a performance award payable in cash of more than $3,000,000 during any calendar year to any eligible employee.

Shares subject to awards that are not paid or exercised before they expire or are terminated, shares withheld to satisfy tax withholding obligations, and shares delivered upon payment of the exercise price will not increase the number of shares available for issuance under the Restated Plan.

Types of Awards

The Restated Plan authorizes the grant of awards which may be in the form of stock options, restricted stock, restricted stock units or performance awards.  Generally speaking, an option will expire, and any other award will vest or be forfeited, not more than 10 years after the date of grant.  The compensation committee will determine the vesting schedule, if any, for each award.  The compensation committee may authorize settlement of awards in cash or common shares or other awards, subject to preexisting rights of participants or commitments evidenced by an award agreement.

Transfer Restrictions

Subject to customary exceptions, participants in the Restated Plan may not transfer an award other than by will or the laws of descent and distribution.  Generally, only the recipient of the award may exercise the award.  The compensation committee may, however, permit certain transfers of an award if the recipient of the award presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities for no or only nominal consideration.

Adjustments

As is customary in incentive plans of this nature, the number and kind of shares available under the Restated Plan and the outstanding awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to our shareholders.

Stock Options

An option is the right to purchase our common shares at a future date at a fixed or variable exercise price during a specified term not to exceed 10 years.  The compensation committee must designate each option granted as either an incentive stock option or a nonqualified stock option.

The compensation committee will determine the option exercise price at the time of grant, subject to limitations in the Restated Plan.  Under the Restated Plan, we may not grant an option with an exercise price that is less than 100% of the fair market value of a common share on the date of grant (110% in the case of an incentive stock option granted to a beneficial holder of more than 10% of the total combined voting power of all classes of our stock).  A recipient of a stock option must make full payment for shares purchased on the exercise of an option and must pay any related taxes at the time of exercise, in cash, shares already owned, or other lawful consideration, including payment through authorized third party payment procedures, as permitted by the terms of the award agreement.

The right to exercise an option will terminate if the recipient’s employment with us is terminated for cause. The compensation committee may determine the effect of a termination of service for other reasons (including retirement) on the rights and benefits under the option and in doing so may make distinctions based upon the cause of termination.

Restricted Stock Awards

A restricted stock award is an award typically for a fixed number of common shares that are subject to restrictions.  The compensation committee will, at the time of award, specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the common shares.  Unless otherwise provided in the applicable award agreement, a restricted stock award will confer voting as well as dividend rights prior to vesting of the restricted stock.  If the restricted stock does not vest, the recipient must return the restricted stock to us.

Restricted Stock Unit Awards

A restricted stock unit award is for a fixed number of common shares that will be issued to the recipient upon satisfaction of the vesting requirements (if any) of the award.  The compensation committee, will at the time of the award, specify the price, if any, or services the recipient must provide for the issuance of common shares, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions.  Unlike an award of restricted stock, the recipient will not have the right to vote the underlying shares.  The compensation committee may at the time of the award also grant dividend equivalent rights based on the amount of dividends declared on the underlying common shares between the date of grant and the date on which the stock unit award expires (or such earlier date as may be specified in the award agreement).  Dividend equivalent rights may be payable in cash or in common shares.

Performance Awards

A performance award is an award of a contractual right to receive common shares or a fixed or variable amount of cash upon the achievement of objective performance goals.  The compensation committee will establish the performance periods and the performance objectives for each performance award.  The performance period may relate to a single performance period, such as an annual award, or multi-year periods.  In no event may any performance period be less than six months.  Awards of restricted stock and restricted stock units may also be designed to qualify as performance awards.

The compensation committee will determine the participants who will be granted performance awards, the size, number, amount or value, as applicable, of the performance award and the performance criteria to be satisfied.  With respect to awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the compensation committee must establish the applicable criteria and performance goals no later than 90 days after the commencement of the performance period (or such other date as may be required under Section 162(m) of the Code).

The compensation committee may, in its discretion, grant performance shares with dividend equivalent rights.  Dividend equivalent rights will be payable in cash or common shares at the same time as the performance awards to which they relate and will be contingent upon satisfaction of the same performance criteria underlying the performance award.

The performance criteria used for the purposes of performance awards will be chosen by the compensation committee from and among the following metrics:

■	total stockholder return (inclusive or exclusive of dividends paid),

■	stock price,

■	gross, operating or net earnings or margins,

■	approved rate increases,

■	earnings before interest and taxes,

■	earnings before interest, taxes, depreciation and amortization,

■	earnings or operating income before or after water purchase costs,

■	power purchase costs, administrative expenses, interest, taxes, depreciation, amortization or construction costs,

■	earnings per share,

■	economic value added,

■	ratio of operating earnings to capital spending,

■	net sales,

■	sales growth,

■	return on assets, capital or equity,

■	income,

■	market share,

■	level of expenses,

■	revenue,

■	revenue growth,

■	cash flow,

■	increases in customer base,

■	capital expenditures,

■	cost reductions and expense control objectives,

■	compliance with environmental or regulatory goals or requirements,

■	conservation,

■	budget objectives,

■	working capital,

■	mergers, acquisitions and divestitures,

■
attainment of objectives measured in terms of water quality, service reliability, efficiency, customer complaints or customer satisfaction, operations, maintenance and/or construction contract awards, and improvements in financial controls, and,

■	in the case of persons who are not “covered employees” within the meaning of Section 162(m), such other criteria as may be determined by the compensation committee.

Performance criteria may be established on a company-wide basis or with respect to one or more business units or divisions or subsidiaries and may be based upon the relative or comparative attainment of one or more of the performance criteria set forth in the Restated Plan.  At the time that the compensation committee establishes the performance criteria, the committee may exclude any or all “extraordinary items” as determined in accordance with generally accepted accounting principles.

The compensation committee has the discretion to adjust performance targets.  However, performance awards designed to qualify for the performance-based exception under Section 162(m) of the Code may not be adjusted, except to the extent permitted to reflect accounting changes or other events and as excluded at the time the performance criteria is established.  Unless otherwise stated in the award agreement, each applicable performance goal shall be appropriately adjusted for one or more of the following items:

■	asset impairments or write downs,

■	litigation judgments or settlements,

■	the effect of changes in tax law, accounting principles or such laws or provisions affecting reported results,

■	accruals for reorganization and restructuring programs,

■
extraordinary nonrecurring items as described in Accounting Standards Codification (ASC) 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the company’s annual report to shareholders,

■	operations of any businesses acquired by the company or any affiliates or joint ventures of the company or any of its affiliates,

■	divestiture of one or more business operations or assets,

■	costs incurred in connection with acquisitions or divestitures, or

■	charges for stock-based compensation.

Shareholders who approve the amendment and restatement of the 2008 Plan will be deemed to approve the foregoing list of performance criteria.

Change in Control, Acceleration of Awards, Possible Early Termination of Awards

Upon the occurrence of a change in control event, each option will become immediately exercisable and each restricted stock, restricted stock unit and performance award may immediately vest free of restrictions, unless the compensation committee otherwise provides. Under the Restated Plan, a change in control event generally includes:

■
our dissolution or liquidation, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own, either directly or indirectly, more than 55% of the continuing entity’s voting securities immediately after the event,

■
any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s voting securities,

■
any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s securities and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,

■
an acquisition by any person, entity or group acting in concert of more than 45% of our voting securities, unless the holders of our voting securities immediately before the event own more than 55% of the acquirer’s voting securities immediately after the acquisition,

■
a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or

■
a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

In certain circumstances, we may terminate awards that are fully accelerated and that are not exercised or settled at or prior to a change in control event, subject to any provisions for assumption, substitution or settlement. If the vesting of an award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the compensation committee or the board later determines that the event will not occur, the compensation committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.  If any participant’s employment is terminated by us upon or within one year following a change in control event, then all outstanding options and other awards that have not previously vested will vest immediately prior to the severance date and, if permitted under Section 409A of the Code, all restricted stock units and performance awards will become payable upon the severance date (or, to the extent required under Section 409A, upon the date that is six months after the severance date), unless otherwise provided in the award agreement with respect to a change in control event.

Termination of or Changes to the Restated Plan and Awards

The board may amend or terminate the Restated Plan at any time and in any manner, including a manner that increases, within Restated Plan aggregate limits, awards to officers.  Under the rules of the New York Stock Exchange, we may not make any material revisions to the Restated Plan without obtaining shareholder approval of the revisions.  The compensation committee may not make any new awards under the Restated Plan after March 31, 2018, although the applicable Restated Plan provisions and authority of the compensation committee will continue as to any then outstanding awards, including the authority to amend outstanding options or other awards to the extent permitted by the Restated Plan.

Generally, we may not amend outstanding options and other awards without the consent of the holder if the amendment materially and adversely affects the holder.

Securities Underlying Awards

The closing price of our common shares on April 5, 2012, as set forth on the Wall Street Journal website (www.online.wsj.com), was $36.36 per share.

Non-Exclusive Plan

The Restated Plan does not limit the authority of the compensation committee to grant awards or authorize any other compensation, with or without reference to our common shares, under any other plan or authority. However, under the rules of the New York Stock Exchange, with limited exceptions, we are not permitted to make awards under any equity compensation arrangement which has not been approved by the shareholders.

Other Specific Benefits

 The grant of awards under the Restated Plan in the future and the nature of any such awards are subject to the compensation committee’s discretion.  For information regarding 2011 award grants under the 2008 Plan, refer to the “Grants of Plan-Based Awards in 2011” under the heading, “What plan-based awards did we make to these executive officers in 2011?”.  If shareholders approve the amendment and restatement of the Restated Plan, we anticipate that the compensation committee will make an award of performance shares to Mr. Sprowls, the President and Chief Executive Officer of the company and its subsidiaries, in 2012 upon such terms as may be established by the compensation committee at the time of grant.

What is the federal income tax treatment of awards under the Restated Plan?

The following discussion is based on U.S. income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Restated Plan.  A participant may also be subject to state and local income taxes in connection with the grant or exercise of awards under the Restated Plan.  We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Awards

We are generally entitled to deduct, and the participant recognizes taxable income in an amount equal to, the difference between the option price and the fair market value of the shares at the time of exercise of a nonqualified stock option.  Performance awards generally are subject to tax at the time of payment and we generally will have a corresponding deduction when the participant recognizes income.  Restricted stock and restricted stock units are taxed at the time of vesting, although employees may elect earlier taxation of restricted stock awards and convert future gains to capital gains.  We will generally have a corresponding deduction at the time the participant recognizes income.

Under the current tax rules, an employee will generally not recognize ordinary income on receipt or exercise of an incentive stock option so long as he or she has been an employee of the company or its subsidiaries from the date the incentive stock option was granted until three months before the date of exercise.  However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise.  If the employee holds the shares of our common stock received on exercise of the incentive stock option for one year after the date of exercise (and for two years from the date of grant of the incentive stock option), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee.  If the employee exercises an incentive stock option and satisfies these holding period requirements, the company may not deduct any amount in connection with the incentive stock option.  If an employee exercises an incentive stock option but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one- and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable).  If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price.  In either event, the company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

If an award is accelerated under the Restated Plan in connection with a change in control (as this term is used under the Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration in excess of average annual base salary if that portion exceeds certain threshold limits under the Code.  Certain related excise taxes also may be triggered.  Furthermore, if compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Code, we may not be permitted to deduct aggregate compensation to certain executive officers to the extent it exceeds $1,000,000 in any tax year.

Section 409A

To the extent that Section 409A of the Code is applicable, we intend to administer the Restated Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A, and any regulations and other guidance promulgated with respect to Section 409A by the U.S. Department of Treasury or Internal Revenue Service.  The compensation committee may permit or require a participant to defer receipt of cash or common shares that would otherwise be due to the participant under the Restated Plan or otherwise create a deferred compensation arrangement (as defined in Section 409A of the Code) in accordance with the terms of the Restated Plan.  The deferral of an award under the Restated Plan or compensation otherwise payable to the participant will be set forth in the terms of a deferral agreement or as elected by the participant pursuant to such rules and procedures as the compensation committee may establish.  Any such initial deferral election by a participant will designate a time and form of payment and will be made at such time as required by and in accordance with Section 409A.  Any deferred compensation arrangement created under the Restated Plan will be distributed at such times as provided in an award agreement or a separate election form and in accordance with Section 409A.  No distribution of a deferral will be made pursuant to the Restated Plan if the compensation committee determines that a distribution would (i) violate applicable law; (ii) be nondeductible pursuant to Section 162(m) of the Code; or (iii) jeopardize the company’s ability to continue as a going concern.  In any such case, a distribution will be made at the earliest date at which the Committee determines such distribution would not trigger clause (i), (ii) or (iii) above.  All awards under the Restated Plan are intended either (i) to be exempt from Section 409A or (ii) to comply with Section 409A, and the compensation committee intends to administer the Restated Plan in a manner consistent with that intent.

What securities have we authorized for issuance under equity compensation plans?

We have made stock awards to our executive officers and managers under the 2000 Stock Incentive Plan and the 2008 Plan.  We have also made stock awards to our non-employee directors under the directors plan.  We provide information regarding the securities which have been issued and which are available for issuance under these plans in the table set forth below as of December 31, 2011.  This table does not include any common shares that may be issued under our 401(k) plan.

Future awards under the Restated Plan will be made in the discretion of the compensation committee and are not determinable at this time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Plan Category	(a)(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c)(1) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	619,984	$32.75	859,420
Equity compensation plans not approved by shareholders	–	–	–
Total	619,984	$32.75	859,420

(1)            Amounts shown are for options granted only.  At December 31, 2011, there were 75,833 restricted stock units outstanding that had been granted to employees under the 2000 Plan and the 2008 Plan and 61,840 restricted stock units outstanding that had been granted to directors under the directors plan.  Each restricted stock unit was issued with dividend equivalent rights until the restricted stock unit vests or is terminated earlier pursuant to the terms of the grant.  We may not grant restricted stock units with respect to more than 118,000 of our common shares under the directors plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF
THE AMENDMENT AND RESTATEMENT OF THE 2008 PLAN

EXECUTIVE OFFICERS

What has been the business experience of our executive officers during the past five years?

We have set forth the principal occupation of each of our executive officers in the following table.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  Mr. Sprowls, Ms. Tang and Ms. Farrow are also officers of each of our direct and indirect subsidiaries.  The age of each executive officer is current as of April 6, 2012.

EXECUTIVE EXPERIENCE TABLE
Name	Principal Occupation and Experience	Age	Held Current Position Since
Robert J. Sprowls	President and Chief Executive Officer; Executive Vice President from November 2008 to January 2009; Executive Vice President– Finance, Chief Financial Officer, Corporate Secretary and Treasurer from January 2008 to November 2008; Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer from June 2004 to January 2008	54	January 2009
Denise L. Kruger	Senior Vice President – Regulated Utilities of Golden State Water Company; Senior Vice President–Operations of Golden State Water Company from January 2004 to January 2008	48	January 2008
McClellan Harris III	Senior Vice President and Assistant Secretary of American States Utility Services, Inc. and its subsidiaries; Senior Vice President and Secretary of American States Utility Services, Inc. and its subsidiaries from July 2004 to May 2007	60	May 2007
Eva G. Tang	Senior Vice President– Finance, Chief Financial Officer, Corporate Secretary and Treasurer; Vice President – Finance, Treasurer & Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary for all other subsidiaries of American States Water Company from October 2002 to November 2008	56	November 2008
Patrick R. Scanlon	Vice President of Water Operations of Golden State Water Company; Vice President of Customer Service, Region II of Golden State Water Company from October 2002 to January 2008	54	January 2008
James B. Gallagher	Vice President of Management Services of American States Utility Services, Inc. and its subsidiaries; Vice President of Customer Service, Region III of Golden State Water Company from April 1997 to October 2007	57	October 2007
Shengder D. Chang	Vice President– Environmental Quality of Golden State Water Company; Engineering and Planning Manager of Golden State Water Company from June 2005 to October 2007; Water Quality Manager of Golden State Water Company from October 2002 to June 2005	55	October 2007
Gladys M. Farrow	Vice President–Finance, Treasurer and Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary for the other subsidiaries of American States Water Company; Controller of Golden State Water Company from March 2003 to November 2008	47	November 2008
William C. Gedney	Vice President– Asset Management of Golden State Water Company; Vice President of Water Quality of Golden State Water Company from January 2004 to October 2007	57	October 2007
Granville R. Hodges	Vice President of Operations, of American States Utility Services, Inc. and its subsidiaries	52	January 2007

Name	Principal Occupation and Experience	Age	Held Current Position Since
Diane D. Rentfrow	Vice President of Human Capital Management of Golden State Water Company; Dean of Employee Development University of Golden State Water Company from May 1996 to August 2007	63	August 2007
Bryan K. Switzer	Vice President – Regulatory Affairs of Golden State Water Company	55	September 2004
Roland S. Tanner	Vice President – Customer Support Services of Golden State Water Company; Vice President of Customer Service, Region I of Golden State Water Company from September 2004 to January 2008	55	January 2008

Compensation Discussion and Analysis

In this section, we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers in 2011 and provide you with our assessment of our compensation program in 2011.  We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following this section and in the narrative discussion after each of these tables.

Executive Summary

The principal elements of our compensation program include a base salary, annual cash incentives, a portion of which is based on achieving financial and operational performance objectives, and annual equity grants.  We refer to these elements of compensation as total direct compensation.

The compensation committee set the following target percentages for each component of total direct compensation in March 2011, assuming that each named executive officer earned the aggregate target annual objective and discretionary bonus under the terms of the 2011 short-term incentive program.

In determining the target percentages for each component of total direct compensation, the compensation committee considered the practices of our peer group, the approval criteria and process of the California Public Utilities Commission, the practices of the two water utilities regulated by the California Public Utilities Commission that are members of our peer group and the preference of proxy advisory firms for significant portions of total direct compensation to consist of variable pay based on the satisfaction of objective performance targets.  The compensation committee also believes that it is important for more of the compensation of the chief executive officer to be dependent on performance than that of the other executive officers.  The total target direct compensation in 2011 of Mr. Sprowls was set at 2.2 times the total target direct compensation of Ms. Kruger, the named executive officer with the next highest total target direct compensation in 2011.

TOTAL TARGET DIRECT COMPENSATION
Executive Officer	Base Salary	Target Incentive Compensation
		Objective Bonus	Discretionary Bonus	Restricted Stock Units(1)
Robert J. Sprowls	49.7%	11.9%	3.0%	35.4%
Denise L. Kruger	67.8%	10.9%	2.7%	18.6%
McClellan Harris III	67.5%	10.8%	2.7%	19.0%
Eva G. Tang	67.1%	10.7%	2.7%	19.5%
Patrick R. Scanlon	69.8%	8.4%	2.1%	19.7%

(1)            Based on the price of our common shares on the date of grant of $34.00.  This table undervalues, to some extent, the value of restricted stock units since all restricted stock units were granted with dividend equivalent rights.  The value of restricted stock units depends upon the value of dividends paid by the company during the year.

We set forth the actual percentages for each component of total direct compensation(1) paid to each named executive officer for 2011 in the following table based on the actual bonuses awarded to each named executive officer and the value of restricted stock units credited to each named executive officers restricted stock unit account in 2011 pursuant to dividend equivalent rights granted with each restricted stock unit:

TOTAL ACTUAL DIRECT COMPENSATION (1)

Executive Officer	Base Salary	Actual Incentive Compensation
		Objective Bonus(2)	Discretionary Bonus	Restricted Stock Units(3)
Robert J. Sprowls	45.9%	13.0%	6.9%	34.2%
Denise L. Kruger	62.4%	11.9%	7.6%	18.1%
McClellan Harris III	65.9%	11.3%	3.2%	19.6%
Eva. G. Tang	60.5%	11.4%	9.5%	18.6%
Patrick R. Scanlon	67.4%	9.7%	2.8%	20.1%

(1)            Total direct compensation excludes the change in the value of each executive officer’s pension and all other compensation set forth in the Summary Compensation Table.
(2)            Amount paid upon satisfaction of objective criteria set forth in the 2011 short-term incentive program.
(3)            Based on the price of our common shares (i) on the date of grant of $34.00 on January 1, 2011, and (ii) on the record dates for dividends on the restricted stock units granted of $33.10, $34.19, $35.03 and $35.36, on March 1, June 1, September 1 and December 1, 2011, respectively.

Committee Assessment of 2011 Performance

The mix of total actual direct compensation paid to our named executive officers depends upon the amount of the objective and discretionary bonuses awarded by the compensation committee based on the company’s financial and operational performance in 2011 and the value of restricted stock units credited to each named executive officer’s restricted stock unit account on each dividend payment date pursuant to dividend equivalent rights granted with each restricted stock unit.  The objective criteria considered by the compensation committee in 2011 consist of a number of different performance criteria, including earnings per share measures, relative stock price, internal control measures and operational measures which are discussed in more detail in this section under “Elements of Executive Compensation-Short Term Cash Incentives.”  Actual incentive compensation of Mr. Sprowls, Ms. Kruger and Ms. Tang was higher than target incentive compensation primarily as a result of the award of bonuses based upon a subjective assessment by the compensation committee of their performance in connection with the completion of the sale of Chaparral City Water Company.  Actual incentive compensation of each of our named executive officers was also slightly higher than target incentive compensation as a result of the crediting on a quarterly basis of the value of restricted stock units received pursuant to dividend equivalent rights, and the award of discretionary bonuses to each of our named executive officers, except Mr. Sprowls, at a higher level as compared to the target discretionary bonuses under the 2011 short-term incentive program.  Mr. Sprowls was awarded a discretionary bonus at the target level.

The total actual direct compensation of Mr. Sprowls in 2011 was 2.2 times the total actual direct compensation of Ms. Kruger, the named executive officer with the next highest total actual direct compensation.  Mr. Sprowls’ total actual direct compensation was below the median of total target direct compensation of members of our peer group based on estimates of total target direct compensation of the members of our peer group prepared by Pearl Meyer & Partners, our current compensation consultant, in January 2012.  Mr. Sprowls’ total actual direct compensation was also below the total target direct compensation of each of the water utilities that are members of our peer group based on the Pearl Meyer & Partners estimates in January 2012.

Changes in our Compensation Programs

The compensation committee annually reviews our executive compensation programs.  As a result of the review of our compensation program in the last quarter of 2010, we made the following significant changes in the design of our executive compensation programs in 2011:

▪
increased the value of awards to our chief executive officer and senior vice presidents in order to bring their total direct compensation closer to the market median of our peer group, assuming each officer is awarded a cash bonus under the short-term incentive program at the target level; also by increasing equity awards, more of the compensation of these executive officers will be contingent upon the company’s financial and operational performance,

▪
increased the percentage of equity awards made to executive officers in the form of restricted stock units from 75% of the value of equity awards in 2010 to 100% of the value of equity awards in 2011 in order to reduce dilution to our shareholders,

▪	adopted claw back policies which permit the company to claw back performance and equity incentives paid to executive officers in certain circumstances,

▪	revised stock ownership guidelines for officers and directors, and

▪
revised the compensation committee charter to add risk factor assessment responsibilities associated with the company’s compensation programs and criteria the compensation committee is required to consider in selecting a compensation committee consultant.

In May 2011, our shareholders cast an advisory vote approving the compensation of our named executive officers, as disclosed in our 2011 proxy statement.  Approximately 91.4% of the votes cast on this matter supported our 2011 “say-on-pay” proposal.  The compensation committee considered this result and determined that it was not necessary at this time to make any major changes to the compensation program in response to this advisory vote.

In October 2011, the compensation committee engaged Pearl Meyer & Partners, to assist the company in reviewing its compensation programs in 2011 and determining compensation of its executive officers in 2012.  In determining to engage Pearl Meyer & Partners as its compensation consultant, the compensation committee reviewed the conflict of interest policies of Pearl Meyer & Partners.  Neither Pearl Meyer & Partners nor any of its affiliates has provided any services to the company at the request of management.

We have made the following additional changes to our compensation programs following our engagement of Pearl Meyer & Partners:

▪
approved an amendment and restatement of the 2008 stock incentive plan for stock awards to add awards that are intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code; the amendment and restatement will only become effective if approved by shareholders at this annual meeting; for additional information on the proposed amendments, see “Proposal 2: To Approve an Amendment and Restatement of our 2008 Stock Incentive Plan,”

▪	implemented a senior executive health examination program, and

▪	further increased the stock ownership guidelines for our chief executive officer to 3.0 times his base salary.

Objectives of the Executive Compensation Program

The compensation committee desires to implement the company’s executive compensation program in a manner that will enable the company to:

▪	attract, retain and motivate talented and experienced executives,

▪	provide fair, equitable and reasonable compensation to each executive officer,

▪	reward job performance, and

▪	further align the interests of our executive officers with that of our shareholders and customers.

Compensation Committee Process

The compensation committee annually reviews the company’s compensation programs in order to assess whether the program continues to meet the objectives of the program.  The compensation committee typically engages a compensation consultant for a period of three or four years to assist the committee.  The consultant provides the compensation committee with information regarding a peer group of companies which includes publicly traded water utilities. The consultant also provides the compensation committee with information regarding trends in executive compensation and suggestions regarding changes that the compensation committee may wish to consider in the company’s compensation program.

In addition, the compensation committee considers:

▪	recommendations of management regarding changes that the compensation committee may wish to consider in the company’s compensation program,

▪	the chief executive officer’s subjective assessment of the company’s performance and the performance of individual executive officers,

▪	the recommendations of the chief executive officer for adjustments in the base salary and incentive compensation of other executive officers and managers,

▪	compensation increases authorized by the California Public Utilities Commission in rate cases of the company’s principal subsidiary, Golden State Water Company, or GSWC,

▪	a subjective assessment by individual directors of the company’s performance and the performance of the chief executive officer and other members of the management team,

▪	a subjective assessment of whether the company’s compensation program properly incents management,

▪	objective measures of the company’s financial and operational performance established in the company’s short-term incentive program,

▪	the views of proxy advisory firms, and

▪	the views of the California Public Utilities Commission regarding the company’s compensation programs or practices, to the extent known.

Compensation Committee Consultant

The compensation committee initially engaged Mercer in 2008 to prepare a survey of executive compensation trends and pay practices of other companies and to make recommendations to the compensation committee regarding the amount and types of compensation to be paid to our executive officers in order for the company to continue to offer competitive compensation packages to its executive officers and fairly allocate equity compensation among its executive officers and managers.  In 2009 and 2010, the compensation committee considered whether it was appropriate to continue to engage Mercer as a compensation consultant to the committee.  For the reasons previously discussed under “Does the compensation committee believe that its consultant was independent?,” the compensation committee concluded that the consulting advice that it received from Mercer was objective and it was therefore appropriate to continue to use Mercer as a compensation consultant to the committee in connection with determining compensation for 2011.

In 2008, Mercer created the peer group, after consultation with management, to reasonably match the company based on industry, size (market capitalization, revenue and revenue growth, earnings before interest expense and taxes, and employee count) and business model.  Mercer selected the following group of companies as the peer group:

▪	Aqua America, Inc.
▪	California Water Service Group
▪	SJW Corp
▪	UIL Holdings Corporation
▪	South Jersey Industries, Inc.
▪	MGE Energy, Inc.
▪	The Empire District Electric Company
▪	ITC Holdings Corporation
▪	Central Vermont Public Service Corporation
▪	Unitil Corporation
▪	Chesapeake Utilities Corporation
▪	SouthWest Water Company

With the exception of SouthWest Water Company, which is no longer a public company, the compensation committee considered compensation information for this same group of companies during the past three years.  Three members of the peer group are in the water industry, two of which are also regulated by the California Public Utilities Commission, the regulator of the company’s principal subsidiary.  The compensation committee gives greater weight to the practices of these two companies since the company competes with these companies for executive talent.  In addition, the compensation committee believes that the financial and operational performance of these companies and the compensation programs of these companies are particularly relevant since the ability of these companies to earn their authorized rate of return and to obtain rate adjustments for changes in employee compensation are also affected to some extent by the rules, regulations and practices of the California Public Utilities Commission.  These companies are, to some extent, also affected by the same weather, climate and economic conditions as the company.

Mercer also provided the compensation committee in January 2011 with summary information derived from general industry survey data focused on the utilities industry.  This summary information did not contain any information regarding the compensation program of any particular company.  Accordingly, the compensation committee only considered the compensation programs of each of the members of our peer group for benchmarking purposes.

Risk Considerations

In establishing and reviewing the company’s compensation program, the compensation committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not.  Base salaries, which constitute the largest component of total direct compensation for all employees of the company, are fixed in amount and thus do not encourage excessive risk taking.

The compensation committee considers a variety of factors in awarding additional cash compensation based on the performance of its executive officers, including factors based on earnings performance, customer satisfaction, capital improvements and internal accounting controls.  The committee believes that, as a result of this mix of factors, the company’s short-term cash incentive program appropriately balances risk and the committee’s desire to compensate executives for accomplishments that are important to the company’s customers and shareholders.

In order to mitigate risks that may be associated with performance-based compensation, the compensation committee approved a policy to recoup performance-based compensation payments if:

▪
we calculated the amount of the compensation based on achieving financial results that were subsequently subject to an accounting restatement due to material noncompliance with a financial reporting requirement under the securities laws,

▪	we identified the need for the accounting restatement within three years after the date of the filing of financial results that were subsequently restated, and

▪	we would have paid a lesser amount to the executive officer based on the restated financial results.

In addition, in 2011, the compensation committee amended the form of stock award agreements to provide for recoupment of the award or the value, proceeds or other benefits received by a grantee upon the exercise of stock options, the vesting of restricted stock or restricted stock unit awards or the sale of the underlying common shares, as provided in our policy for recoupment of performance-based awards, as such policy may be amended from time to time, or as may otherwise be required under applicable law.

Under our cash performance incentive plan, no executive officer is permitted to receive a bonus under this plan, whether based on objective criteria or a subjective assessment of performance (referred to as a discretionary bonus), that exceeds $400,000.  The compensation committee believes that this limitation helps discourage excessive risk-taking by executive officers.

The compensation committee also makes stock awards to executive officers and managers.  The awards are staggered and subject to three-year vesting schedules.  The compensation committee believes that this further discourages excess risk-taking by executives.  In addition, the vesting schedule serves as a retention vehicle for executive officers and managers.

In addition to establishing and reviewing our compensation program, the compensation committee also examines the pay practices and policies relating to all employees of the company.  On the basis of this examination, the compensation committee has concluded that our pay practices and policies do not appear to involve any risks that could have a material adverse effect on us.

Elements of Executive Compensation

Our compensation program consists of base salary, short-term cash incentives, stock awards, retirement benefits, severance arrangements and welfare and other benefits and perquisites.  We discuss each of these elements in more detail below.

Base Salary

The compensation committee considered the following factors in making adjustments to the base salaries of individual executive officers in 2011:

▪	the competitiveness of our compensation compared to those of our peer group,

▪
the desire to compensate executives in comparable positions in a similar manner; Robert Sprowls is our chief executive officer; Denise Kruger, McClellan Harris III and Eva Tang are senior vice presidents; and Patrick Scanlon is a vice president,

▪
the fact that Mr. Sprowls’ base salary was below the market median of the company’s peer group based on the information provided by Mercer to the compensation committee and his increased experience as the chief executive officer of the company,

▪
the fact that Ms. Tang’s compensation in 2010 was lower than that of the company’s other senior vice presidents due to the fact that she had had only one year of experience as chief financial officer at the time that her compensation was determined in January 2010,

▪	a subjective assessment of each executive’s performance during 2011, including his or her performance in the areas of our business over which he or she had individual responsibility, and

▪	a review of the company’s financial performance and management’s accomplishments during 2011.

 After consideration of the factors described above, the compensation committee increased the base salary of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon by 15.8%, 2.5%. 2.5%, 6.7% and 2.4%, respectively, in January 2011.

Short-Term Cash Incentives

We adopted a short-term cash performance incentive plan in July 2009 in order to motivate executives who participate in the plan to maximize our performance from a financial, operations and customer service perspective.  We believe that the performance incentives set forth in our annual short-term incentive programs adopted pursuant to this plan will permit us to meet our objectives.  Our customers and shareholders benefit if we achieve our customer service objectives.  Our shareholders and customers also benefit if we are able to attract capital at a lower cost as the result of improved financial performance.

In March 2011, the compensation committee approved a short-term incentive program under this plan which gave each named executive officer the opportunity to receive:

▪	a bonus under the performance incentive plan based on achieving objective performance criteria in 2011, and

▪
a discretionary bonus based on a subjective assessment by the compensation committee of the executive officer’s performance in 2011 following the end of the year.  In making this subjective assessment, the compensation committee took into account the recommendations of the chief executive officer based on his subjective assessment of the performance of the other executive officers and a subjective assessment of the performance of each executive officer by other members of the board.

Under Section 162(m) of the Internal Revenue Code, we may generally only deduct up to $1,000,000 of the compensation paid to a named executive officer, unless the compensation is performance-based and has been paid pursuant to a plan approved by shareholders.  The performance incentive plan was approved by shareholders at our annual meeting in 2010.  We intend the objective bonuses paid to our executive officers under the performance incentive plan to qualify as performance-based within the meaning of Section 162(m).

Under the 2011 short-term cash incentive program adopted pursuant to the performance incentive plan, we set objective performance goals at threshold, target and maximum levels based on the objectives in our internal business plans described in the table below.  We also disclose in this table our actual performance in 2011 for each of the performance goals set by the compensation committee in March 2011.

PERFORMANCE GOALS

Performance Measure	Performance Targets			Actual Performance
	Threshold	Target	Maximum
Adjusted EPS-AWR Consolidated(1)	80% of Budget or $1.66	100% of Budget or $2.08	120% of Budget or $2.50	$2.32
Adjusted EPS-RU(2)	80% of Budget or $1.46	100% of Budget or $1.82	120% of Budget or $2.18	$1.93
Adjusted EPS-ASUS(3)	80% of Budget or $0.22	100% of Budget or $0.27	120% of Budget or $0.32	$0.38
Relative Stock Price(4)	Equal to or greater than 3 companies	Equal to or greater than 6 companies	Equal to or greater than 9 companies	Greater than 4 companies
Customer Complaints to DPH(5)	775 or less	735 or less	699 or less	657
Customer Complaint Standards(6)	Rate of Complaints to the CAB < 0.1%	Rate of Complaints to the CAB < 0.07%	Rate of Complaints to the CAB < 0.05%	0.044%
Capital Expenditures-RU(7)	80% of Budget or $49,966,000	100% of Budget or $62,457,000	N/A	$84,138,000
SOX Deficiencies-RU(8)	No MW & 1 SD	No MW & No SD	No MW, No SD and no more than 11 CDs	No MW or SD and 10 CDs
SOX Deficiencies-ASUS(9)	No MW & 1 SD	No MW & No SD	No MW, No SD and no more than 4 CDs	No MW or SD and 1 CD
Base 1 Price Redetermination(10)	N/A	> 16% increase in monthly fees	N/A	Did not meet
Base 2 ICU Contract Modification(11)	Completed either water or wastewater portion of the modification	Completed for both waste and wastewater portions of the modification	N/A	Did not meet
Base 3 Equitable Adjustment(12)	N/A	> 20% increase in monthly fees	N/A	Did not meet
Base 4 Asset Transfer(13)	N/A	Completed	N/A	Did not meet
Base 5 Price Redetermination(14)	N/A	> 16% increase in monthly fees	N/A	Met
Customer Satisfaction(15)	N/A	At least 4 categories	N/A	Met

(1)             “Adjusted EPS-AWR Consolidated” means the Corporation’s earnings per share for 2011 adjusted to remove (a) settlement charges and outside expenses associated with the CPUC subpoena regarding the capital projects contracting matter and (b) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2011 associated with a sale of any of the Corporation’s business units or the acquisition of any new businesses.  The Corporation’s EPS includes operating EPS for Chaparral City Water Company (CCWC) for the period commencing on January 1, 2011 and ending on the date on which the sale of CCWC was consummated.
 (2)            “Adjusted EPS-RU” means the sum of the earnings per share for each of the regulated utilities, Golden State Water Company and Chaparral City Water Company, for 2011, adjusted to remove (a) the portion of the settlement charges and outside expenses associated with the CPUC subpoena matter regarding the capital projects contracting matter and (b) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2011 associated with a sale of any of the Corporation’s business units or the acquisition of any new businesses.  The sum of the EPS of each of the Regulated Utilities includes operating EPS for CCWC for the period commencing on January 1, 2011 and ending on the date on which the sale of CCWC was consummated.
(3)            “Adjusted EPS-ASUS” means the earnings per share of American States Utility Services, Inc., or ASUS, and its subsidiaries in 2011, adjusted to remove the general office allocation to ASUS related to (a) settlement charges and outside expenses associated with the CPUC subpoena regarding the capital projects contracting matter, and (b) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2011 associated with a sale of any of our business units or the acquisition of any new businesses.
 (4)            “Relative Stock Price” means the Corporation’s total shareholder return as compared to the total shareholder return of each of the following 11 companies for 2011: UIL Holdings, South Jersey Industries, Aqua America, MGE Energy, Empire District Electric, ITC Holdings, California Water Service, Central Vermont Public Service, Unitil, Chesapeake Utilities, and SJW Corp.  For this purpose, total shareholder return for the Corporation and each of the other 11 companies is calculated using the Securities and Exchange Commission guidelines for reporting financial performance.
 (5)            “Customer Complaints to DPH” means the number of water quality, pressure and service complaints received from customers by Golden State Water during 2011 that are reported to the California Department of Public Health.
(6)             “Customer Complaint Standards” means the number of complaints on all matters on Golden State Water that were received by the Consumer Affairs Branch of the California Public Utilities Commission in 2011 divided by the average number of customers served by Golden State Water Company during 2011.
(7)             “Capital Expenditures-RU” means the dollar amount of capital expenditures for 2011 for the Regulated Utilities. Capital expenditures for CCWC will be measured against Budget for the period commencing January 1, 2011 and ending on the date on which the sale of CCWC was consummated.
(8)            “SOX Deficiencies-RU” means the number of “control deficiencies” (each referred to as a CD), “significant deficiencies” (each referred to as an SD) and “material weaknesses” (each referred to as an “MW”) for the regulated utilities disclosed in the independent auditor’s report for 2011 pursuant to Section 404 of the Sarbanes-Oxley Act.
 (9)            “SOX Deficiencies-ASUS” means the number of CDs, SDs and MWs disclosed for ASUS in the independent auditor’s report for 2011 pursuant to Section 404 of the Sarbanes-Oxley Act.
 (10)           “Base 1 Price Redetermination” means the execution, during calendar year 2011, of an agreement with the U.S. government that provides for a permanent increase in the monthly fees payable to the company of at least 16% for operations and maintenance with respect to its operations at Base 1.
(11)            “Base 2 ICU Contract Modification” means the execution, during calendar year 2011, of a modification of a contract at Base 2 to better the prospects of earnings as a result of changes to the schedule and work plans for the original Initial Capital Upgrade projects.
(12)            “Base 3 Equitable Adjustment” means the execution, during calendar year 2011, of an agreement with the U.S. government that provides for a permanent increase in operations and maintenance funding of at least 20% due to the condition of the water and wastewater systems conveyed in the original contract.
(13)           “Base 4 Asset Transfer” means the successful transfer of ownership to the company during 2011 of water and wastewater assets constructed at Base 4 including applicable funding for operations and maintenance and renewal and replacement of the assets transferred.
(14)            “Base 5 Price Redetermination” means the execution, during calendar year 2011, of agreements with the U.S. government that provide for permanent increases in the monthly fees payable to the company of at least 16% in total for operations and maintenance with respect to the operations of the Base.
(15)            “Customer Satisfaction” means meeting the small business utilization targets in four of the six categories for the commercial subcontracting plan.  The six categories include 1) Service Disabled Veteran-owned, Small Business, 2) Veteran-owned Small Business, 3) Historically Underutilized Business Zones, 4) Women-owned Small Business, 5) Small Disadvantaged Business and 6) Small Business.

The compensation committee determined the target aggregate bonus for each executive officer as a percentage of the base salary of each executive officer, which in 2011 was:

▪	30% for the president and the chief executive officer,

▪	20% for the senior vice presidents, and

▪	15% for all other executives.

The objective bonus of each executive officer is determined on the basis of pay-out percentages established by the compensation committee in March 2011 for each performance measure.  The performance measures and payout percentages vary depending upon whether the executive is an administrative officer of GSWC, an operations officer of GSWC, or an officer of American States Utility Services, Inc., or ASUS.  Mr. Sprowls and Ms. Tang are administrative officers.  Ms. Kruger and Mr. Scanlon are operations officers of GSWC.  Mr. Harris is an officer of ASUS.

PAY-OUT PERCENTAGES FOR GSWC ADMINISTRATIVE OFFICERS
Performance Measure	Target Payout Percentage			Payout Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10%	20%	30%	25.8%
Relative Stock Price	5%	15%	20%	8.3%
Adjusted EPS-RU	7.5%	15%	22.5%	17.3%
Customer Complaints to DPH	2.5%	5%	7.5%	7.5%
Customer Complaint Standards	2.5%	5%	7.5%	7.5%
Capital Expenditures	2.5%	5%	5%	5.0%
SOX-RU	2.5%	5%	7.5%	7.5%
Adjusted EPS-ASUS	2.5%	5%	7.5%	7.5%
SOX-ASUS	2.5%	5%	7.5%	7.5%
Objective Bonus Total	37.5%	80%	115%	93.9%
Discretionary Bonus	12.5%	20%	35%	(1)
Aggregate Bonus	50%	100%	150%	(2)

(1)	The actual pay-out percentage discretionary bonus for Mr. Sprowls and Ms. Tang was 20% and 24%, respectively.
(2)	The aggregate pay-out percentage bonus of Mr. Sprowls and Ms. Tang was 114% and 118%, respectively.

PAY-OUT PERCENTAGES FOR GSWC OPERATIONS OFFICERS
Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10%	20%	30%	25.8%
Relative Stock Price	5%	10%	15%	6.7%
Adjusted EPS-RU	10%	20%	30%	23.0%
Customer Complaints to DPH	2.5%	5%	7.5%	7.5%
Customer Complaint Standards	2.5%	5%	7.5%	7.5%
Capital Expenditures	2.5%	10%	10%	10.0%
SOX-RU	2.5%	5%	7.5%	7.5%
Adjusted EPS-ASUS	2.5%	5%	7.5%	7.5%
Objective Bonus Total	37.5%	80%	115%	95.5%
Discretionary Bonus	12.5%	20%	35%	(1)
Aggregate Bonus	50%	100%	150%	(2)

(1)	The actual pay-out percentage discretionary bonus for Ms. Kruger and Mr. Scanlon was 24% and 28%, respectively.
(2)	The aggregate pay-out percentage bonus of Ms. Kruger and Mr. Scanlon was 119% and 124%, respectively.

PAY-OUT PERCENTAGES FOR ASUS OFFICERS
Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10%	20%	30%	25.8%
Relative Stock Price	5%	10%	15%	6.7%
Adjusted EPS-RU	2.5%	5%	7.5%	5.8%
Adjusted EPS-ASUS	15%	20%	35%	35.0%
Base 1 Price Redetermination	N/A	2%	2%	0.0%
Base 2 ICU Contract Modification	2.5%	7%	7%	0.0%
Base 3 Asset Transfer	N/A	3%	3%	0.0%
Base 4 Equitable Adjustment	N/A	3%	3%	0.0%
Base 5 Price Redetermination	N/A	3%	3%	3.0%
Customer Satisfaction	N/A	2%	2%	2.0%
SOX-ASUS	2.5%	5%	7.5%	7.5%
Objective Bonus Total	37.5%	80%	115%	85.7%
Discretionary Bonus	12.5%	20%	35%	24.0%(1)
Aggregate Bonus	50%	100%	150%	110%(1)

(1)	The pay-out percentage is for Mr. Harris. Actual pay-out percentage discretionary bonus and aggregate bonus varies by ASUS officer.

The compensation committee recognizes that our financial performance is dependent upon a number of factors beyond the immediate control of management, such as weather, water quality and water supply.  As a result, the pay-out structure includes a discretionary bonus component based on a subjective assessment of the performance of each executive officer by the compensation committee after the end of the year.

Under the performance incentive plan, the compensation committee may approve the payment of a bonus to a participant in the performance plan that is less than the bonus payable based on the attainment of the performance objectives established by the compensation committee in March 2011.  The compensation committee may also approve payment of no bonus to a named executive officer even though the performance targets have been satisfied.

Under the 2011 short-term incentive program approved by the compensation committee in March 2011, Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang, and Mr. Scanlon were awarded aggregate cash bonuses of $187,935, $81,116, $72,402, $75,456 and $48,091, respectively.  Of this amount, the compensation committee awarded Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang, and Mr. Scanlon discretionary cash bonuses of $33,000, $16,291, $15,840, $15,360 and $10,903, respectively.  The compensation committee awarded discretionary cash bonuses as a percentage of base salary based on a subjective assessment of the performance of each executive officer in the areas of our business over which the executive officer had responsibility, and the recommendations of Mr. Sprowls for each of the executive officers, other than Mr. Sprowls.  The compensation committee awarded the remainder of the aggregate cash bonuses based on satisfaction of the objective criteria set forth in the 2011 short-term incentive program.

In October 2011, the compensation committee approved special one-time cash bonuses for Mr. Sprowls, Ms. Tang and Ms. Kruger of $50,000, $35,000 and $25,000, respectively, based on a subjective assessment by the compensation committee of the performance of these officers in connection with the consummation of the sale of Chaparral City Water Company.

Equity Awards

In order to promote internal pay equity, it is the practice of the compensation committee to grant the same amount of equity awards to each senior vice president and the same amount of equity awards to each vice president.  The chief executive officer generally receives a higher equity award than the amounts granted to other officers.

The compensation committee considered the following factors in determining the amount and type of equity awards to be made to the chief executive officer, senior vice presidents and vice presidents in 2011:

▪	the past practices of the committee in awarding stock options and restricted stock units,

▪
the recommendation of management that the incentive value of the awards to senior vice presidents be increased by $5,000 in order to make their compensation competitive with that of the company’s peer group, and

▪	the peer group survey prepared by Mercer.

The compensation committee recommended that all equity awards granted to executive officers be granted in the form of restricted stock units, rather than a combination of stock options and restricted stock units:

▪	due to the low volatility of our common shares, which reduces the incentive value of stock option awards for our executive officers compared to restricted stock unit awards, and

▪	in order to reduce the dilution to our shareholders, since more stock options must be granted in order to achieve the same value of a grant of a restricted stock unit.

Stock option grants also increase the number of our common shares that may be issued to executives and reduce the number of common shares available for future grants under our 2008 plan.

The compensation committee increased the value of awards to Mr. Sprowls in order to bring his total direct compensation closer to the market median of our peer group if he is awarded a cash bonus under the short-term incentive program at the target level.  Also by increasing equity awards, more of Mr. Sprowls’ compensation will be contingent upon the company’s performance.

The compensation committee increased the value of equity grants made to the senior vice presidents by approximately $5,000.  The compensation committee left the value of awards to vice presidents at substantially the same level as in prior years.

Each award vests over a three-year period.  The compensation committee believes that granting equity awards with three-year vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the company’s long-term business objectives and stock performance.

Each restricted stock unit was granted with dividend equivalent rights.  The compensation committee believes that granting stock units with dividend equivalent rights helps align the interests of the named executive officers with the interests of the shareholders of a utility holding company who, in many cases, purchase and retain the stock of the holding company based on the amount of dividends that the holding company consistently pays.  Dividends have also historically been an important component of our total shareholder return.

Upon occurrence of a change in control event, each restricted stock unit will immediately vest free of restrictions.  The compensation committee believes that the vesting of equity awards permits executives to share in the value that they created for shareholders at the same time that the shareholders recognize that value upon a change in control.

Retirement Benefits

We provide retirement benefits that we believe are comparable to the benefits provided by other members of our peer group in order to attract, retain and motivate talented and experienced executives.  Our retirement benefit programs are also intended to provide fair, equitable and reasonable compensation to our executive officers and to assist in the retention of our executive officers.  We also provide supplemental retirement benefits to each of our named executive officers.

Severance Arrangements

We do not have any employment agreements with any of our executive officers.  We do, however, have change in control agreements with each of our executive officers which provide for certain benefits in the event of a change in control if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason.

The terms of our change in control agreements were negotiated with management in 1998.  The terms were amended in 2005 with the consent of each named executive officer that was a party to a change in control agreement.

The compensation committee believes that the change in control agreements provide management with benefits comparable to those provided by other members of our peer group and other public utilities in California with whom we competed for executives at the time that the change in control agreements were executed.  The compensation committee also believes that the change in control agreements provide appropriate incentives to management to remain with the company in the event of a potential change in control.

Welfare and Other Benefits and Perquisites

We provide welfare and other benefits that we believe are comparable to the benefits provided by other members of our peer group and other perquisites that we believe are reasonable to attract, retain and motivate talented and experienced executives.  Except as described under “How were certain officers compensated in 2011?” and in this section, we provide the same benefits to executive officers as we provide to other employees of the company.

The company adopted a relocation policy in July 2009 pursuant to which the company agreed to reimburse executive officers for covered relocation expenses, subject to specified limits.  Under the terms of this policy, an officer is required to reimburse us for any expenses paid by us if the officer resigns or is terminated for misconduct and/or poor performance within 24 months after having commenced work at a new assigned work location.  The compensation committee believes that it is appropriate for us to claw back any relocation expenses paid to an officer in these circumstances.

Under the terms of a senior executive health examination program adopted in October 2011, the chief executive officer and each of the senior vice presidents is entitled to be reimbursed up to $2,500 for the costs of participation in a biannual health examination.  The company requires each of these executive officers to obtain an executive physical examination at least once every two years.

Stock Ownership Guidelines

We have requested each of our executive officers to own common shares, restricted stock units and other equity equivalents, including common shares held in our 401(k) plan, equal in value to:

▪	3.0 times his salary for Mr. Sprowls, as the chief executive officer,

▪	1.5 times his or her salary for Ms. Kruger, Mr. Harris and Ms. Tang who are senior vice presidents, and

▪	One times his annual salary for Mr. Scanlon, who is a vice president.

We do not consider unexercised stock options to be equity equivalents of our common shares for this purpose.  We have asked each executive officer, other than Mr. Sprowls, to satisfy these guidelines by the later of May 2012 or five years after his or her appointment to the position of senior vice president or vice president.

The board increased the stock ownership guidelines applicable to Mr. Sprowls from 2.5 times his salary to 3.0 times his salary in February 2012.  As a result of the increase in his guidelines, we have asked Mr. Sprowls to satisfy these guidelines by January 1, 2015.

We consider these guidelines to have been satisfied once the minimum ownership requirements are met regardless of subsequent changes in the market value of our common shares.  Ms. Kruger, Mr. Harris and Mr. Scanlon currently satisfy these guidelines.  We expect Mr. Sprowls to satisfy these guidelines by January 2015.  We expect Ms. Tang to satisfy these guidelines by November 2013, five years after her appointment as chief financial officer.

The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the required holding of any executive officer is unduly burdensome by reason of personal circumstances affecting an executive officer or is the result of recent significant changes in the compensation of the executive officer.  We have exempted Ms. Farrow, a vice president of the company, from compliance with these stock ownership guidelines since she is prohibited by the auditor independence rules of PricewaterhouseCoopers LLP, our independent public accounting firm, from owning any of our common shares.  Ms. Farrow’s husband is an employee of PricewaterhouseCoopers, but is not involved in any manner in auditing our financial statements or otherwise providing any services to us.

We have not adopted any policy regarding the hedging of the risks of the economic ownership of our common shares, but intend to do so following adoption of rules by the Securities and Exchange Commission providing guidance on the types of activities that will be prohibited.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  On the basis of this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Form 10-K for the year ended December 31, 2011 by incorporation by reference to this proxy statement.

This report is submitted by:

         James L. Anderson, Chair
         Diana M. Bontá, Member
         Anne M. Holloway, Member

How were certain of our executive officers compensated in 2011?

We compensated each of our most highly compensated executive officers in 2011 as more particularly described below.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  We also reimbursed each of these executive officers for expenses incurred in the performance of his or her duties as an executive officer.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)		Non- Equity Incentive Plan Compen-sation ($)(5)	Change in Pension Value and Non- Qualified Deferred Compen-sation Earnings ($)(6)	All Other Compen-sation ($)(7)	Total ($)
Robert J. Sprowls President and Chief Executive Officer	2011 2010 2009	$548,558 474,615 449,212	$83,000 51,155 40,500	$409,726 171,665 101,436	$	- 59,803 96,216	$154,935 118,845 130,545	$385,782 223,893 126,850	$14,018 14,072 59,037	$1,596,019 1,114,048 1,003,796
Denise L. Kruger Senior Vice President, Regulated Utilities of Golden State Water Company	2011 2010 2009	339,240 330,976 322,827	41,291 19,866 16,150	98,215 69,024 50,969		- 23,924 48,108	64,825 58,538 60,013	386,239 234,811 129,314	18,203 17,836 17,829	948,013 754,975 645,210
McClellan Harris III Senior Vice President and Assistant Secretary of American States Utility Services, Inc.	2011 2010 2009	329,844 321,778 313,867	15,840 19,314 18,840	98,215 69,024 50,969		- 23,924 48,108	56,562 56,333 55,892	488,220 379,759 220,576	15,332 15,837 16,917	1,004,013 885,969 725,169
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	2011 2010 2009	319,615 299,662 277,792	50,360 18,000 13,900	98,227 68,964 50,776		- 23,924 48,108	60,096 50,040 53,765	382,269 252,268 147,586	17,750 15,703 15,720	928,317 728,561 607,647
Patrick R. Scanlon Vice President of Water Operations of Golden State Water Company(8)	2011 2010	259,481 253,308	10,903 11,403	77,658 57,507		- 19,937	37,188 33,601	421,124 284,178	15,068 16,224	821,422 676,158

(1)           This column sets forth the amount paid to each named executive officer during the calendar year based on pay periods (2011, 2010 and 2009 contained 26 pay periods).
(2)           The amounts paid to a named executive officer as a discretionary bonus for 2009, 2010, and 2011 under the 2011 short-term incentive plan and a special one-time bonus paid to Mr. Sprowls, Ms. Kruger and Ms. Tang in 2011 based on their performance in connection with the consummation of the sale of Chaparral City Water Company.
(3)           This column sets forth the aggregate grant date fair value of the awards, including the fair value of dividend equivalent rights, computed in accordance with FASB ASC Topic 718, rather than the amounts recognized on our financial statements, which is based on vesting.  We provide information regarding the assumptions used in the calculation of the value of these awards in Note 12 to our financial statements for the year ended December 31, 2011 in our Form 10-K filed with the Securities and Exchange Commission.  We did not make any other type of stock award in 2011.  None of our named executive officers forfeited any stock awards in 2011.

(4)           This column sets forth the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718, rather than the amounts recognized on our financial statements, which is based on vesting.  We provide information regarding the assumptions used to calculate the value of all awards of stock options made to executive officers in Note 12 to our financial statements in our Form 10-K for the year ended December 31, 2011.  We did not grant any options in 2011.  None of our named executive officers forfeited any option awards in 2011.
(5)           Each named executive officer received non-equity incentive compensation as a percentage of base salary based upon satisfaction of performance criteria under the short-term cash incentive programs approved by the compensation committee.
(6)           This column sets forth the sum of the change in the value of the pension plan and the supplemental retirement plan for each of the named executive officers.  The change in the pension value under the Golden State Water Company Pension Plan, or pension plan, for 2011, was $89,377, $182,028, $236,974, $194,234 and $343,256 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  The change in the pension value under the supplemental retirement plan for 2011 was $296,405, $204,211, $251,246, $188,035 and $77,868 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  See the Pension Benefits Table for additional information regarding the retirement age assumptions used in making these calculations.  We provide additional information regarding the assumptions used to calculate the change in pension value in Note 11 to our financial statements in our Form 10-K for the year ended December 31, 2011.  We do not have any non-qualified deferred compensation plans.
(7)           We provide information on the amount and types of benefits included under the heading, “All Other Compensation,” in the table below.
(8)            This executive officer was not a named executive officer in 2009.

The following table provides information regarding the amount and types of benefits included under the heading “All Other Compensation” in the previous table.

ALL OTHER COMPENSATION

Name	Year	Employer 401(k) Matching Contribution ($)	Insurance ($)(1)	Personal Use of Company Car ($)(2)	Relocation Expenses ($)(3)		Other Compen- sation ($)(4)	Total All Other Compen- sation ($)
Robert J. Sprowls	2011 2010 2009	$11,025 11,025 11,025	$299 314 332	$2,521 2,553 2,340	$	- - 45,000	$173 180 340	$14,018 14,072 59,037
Denise L. Kruger	2011 2010 2009	11,025 11,025 11,025	299 314 332	6,706 6,317 6,292		- - -	173 180 180	18,203 17,836 17,829
McClellan Harris III	2011 2010 2009	11,025 11,025 11,025	299 314 332	3,835 3,392 3,730		- - -	173 1,106 1,830	15,332 15,837 16,917
Eva G. Tang	2011 2010 2009	11,025 11,025 11,025	299 314 332	5,722 4,184 4,183		- - -	704 180 180	17,750 15,703 15,720
Patrick R. Scanlon(5)	2011 2010	11,025 11,025	299 314	3,571 4,705		- -	173 180	15,068 16,224

(1)           We provide group term life insurance to each of our employees and their families.  In the event of the death of an employee or a family member, his or her beneficiary is entitled to receive up to $50,000 under the group life insurance policy.  We also provide each employee with $50,000 of accidental death and dismemberment insurance, which pays additional benefits if an employee suffers a covered accidental loss resulting in death, dismemberment or paralysis.  The cost of $193 was equally allocated to each of our employees, including the executive officers.  In addition, we provide our board members and executive officers a blanket accident insurance policy. The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company. We allocated one–third of the premium of $7,027 (three year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $106 per person in 2011 and 2010 and $103 in 2009.
(2)           The value is based on an estimate of the aggregate incremental costs incurred by us for the personal use of company-provided automobiles by each of our named executive officers.
(3)           In 2009, we provided Mr. Sprowls a housing allowance of $45,000 in connection with his promotion to chief executive officer.
(4)           We paid a holiday bonus in 2011 of $173 to each of our employees, including our named executive officers.  In addition, we paid Ms. Tang $531 on her 15th anniversary with us pursuant to our anniversary grant program for all employees.
(5)           This executive officer was not a named executive officer in 2009.

Equity Compensation

An executive officer has the right to exercise all vested stock options until the end of a period of ten years following the date of grant, provided he or she remains employed by us.  An executive also has the right to exercise his or her options for three months following the date of termination of employment, unless the executive is terminated for cause.  If the executive’s employment is terminated as a result of: (i) death, (ii) total disability or (iii) retirement when the executive is at least 55 and the sum of the executive’s age and years of employment is equal to or greater than 75 (referred to herein as the Rule of 75), the options will be exercisable by the executive (or, in the case of death, his or her personal representative or beneficiary) during the term of the options on the vesting schedule set forth in the option agreement.  All other options which we have granted vest over a period of three years during employment with us.  We are not permitted to reprice or regrant any options granted under our 2008 plan.

We also granted restricted stock units to each of our executive officers in 2011, which vest over a three year period. Generally, each executive officer is entitled to receive common shares in an amount equal to the number of his or her restricted stock units vested on each installment vesting date set forth in the award agreement.  If the executive is at least 55 and the sum of the executive’s age and years of employment is equal to or greater than 75, the restricted stock units will vest on the date on which these conditions are satisfied, but will otherwise be payable in accordance with the vesting schedule.  However, if the executive’s employment terminates as a result of death or disability, all of his or her restricted stock units vest on his or her termination date, and the common shares will be delivered to the executive or his or her personal representative or beneficiary within 60 days following termination of employment.  If an executive’s restricted stock units vest as a result of a change in control or as a result of satisfying the age and service conditions of the stock award agreement, the executive’s common shares will be delivered in accordance with the installment vesting schedule in the stock award agreement or, if earlier, within 60 days following termination of employment, subject to any required delay for specified employees under Section 409A of the Internal Revenue Code.

 Each of the options granted to the named executive officers in 2011 vest at the rate of 33% one year after the date of grant, 33% two years after the date of grant and 34% three years after the date of grant.  Each of the restricted stock units awarded to the named executive officers in 2011 are payable at the rate of 33% one year after the grant date, 33% two years after the date of the grant and 34% three years after the date of the grant.  All of the option and restricted stock unit awards made to Mr. Harris vested in 2011 pursuant to the Rule of 75.  Mr. Harris may not, however, exercise any option or receive any restricted stock in exchange for restricted stock units prior to the date that the option could have been exercised or the restricted stock unit vested absent satisfaction of the requirements of the Rule of 75.

We also awarded each of our executive officers restricted stock units in 2011 in an amount equal to the quarterly cash dividends payable on our common shares times the number of restricted stock units granted, but not yet payable, to the executive officer divided by the closing price of our common shares on the dividend payment date as provided in the 2000 and 2008 plans.

The value of the restricted stock units is included in the “Stock Awards” column in the Summary Compensation Table.  These restricted stock units vest and are payable on the same basis as the underlying restricted stock units on which these restricted stock units were earned.

Other Compensation

We have a 401(k) plan under which employees may invest a percentage of their pay, up to a maximum amount prescribed by law.  We provide matching contributions for each of our employees who participate in the plan of 100% up to the first 3% of eligible compensation deferred and 50% of the next 3% of eligible compensation deferred.  Each of our executive officers is entitled to participate in this plan on the same basis as other employees, subject to the limits imposed by the Code.

We provide all active full-time employees with medical, dental and vision benefits and life insurance coverage.  All employees are required to pay 15% of the company’s premiums for medical, dental and vision benefits, except for certain employees at subsidiaries of American States Utility Services, Inc.  We pay all premiums for life insurance coverage in the amount of $50,000 for all employees and their families, plus additional benefits if any employee suffers a covered accidental loss resulting in death, dismemberment or paralysis.  We also have employee assistance, an anniversary award for reaching certain years of service and holiday bonus programs.  Each of our executive officers is entitled to these benefits on the same basis as other employees.

All active full-time employees receive time off with pay for vacation, holiday and sick leave in accordance with company policy.  Executives, other than Mr. Sprowls, receive vacation accrual on the basis of the number of continuous months of service, with 1 to 60 months of service equating to 20 days per year of vacation; 61 to 120 months of continuous service equating to 25 days of vacation per year and 121 months of continuous service and over equating to 26 days of vacation per year.  Executives receive sick leave benefits on the same basis as all other employees.  Mr. Sprowls is entitled to 26 days of vacation per year, rather than the 25 days that he would be entitled to based on his number of years of service with the company.  Any vacation days not used in any year are carried over to the next year.  All employees are entitled to a cash payment, based on their then current salary, for any accrued, but unused vacation days upon termination of employment.

Each of our executive officers is entitled to the benefits of a travel insurance policy provided by the company and the use of a company-owned car.  We also reimburse each executive officer up to $150 per month for a single membership at a health club.  None of the named executive officer was reimbursed for health club expenses in 2011.

Total Compensation

The proportion of salary, bonus and non-equity incentive plan compensation to total compensation set forth in the Summary Compensation Table for 2011 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon was 49.3%, 47.0%, 40.1%, 46.3% and 37.4% of total compensation, respectively.  The compensation committee has not adopted any policy regarding the allocation of total compensation among the various components of total compensation.

What plan-based awards did we make to these executive officers in 2011?

We granted restricted stock units to each of our named executive officers in 2011 as more particularly described below.  Each of the named executive officers also received a cash award under our performance incentive plan based upon the satisfaction of certain performance criteria.  The amount of this award is reflected in the Summary Compensation Table under the Non-Equity Incentive Compensation column.  We did not make any equity incentive awards in 2011.

GRANTS OF PLAN-BASED AWARDS IN 2011

Name	Grant Date(1)	Award Date(2)	All Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Robert J. Sprowls	1/31/11 3/1/11 6/1/11 9/1/11 12/1/11	1/31/11 2/14/11 5/12/11 8/11/11 11/10/11	11,529.0 125.1 131.5 129.4 129.2	$391,986 4,142 4,496 4,533 4,569
Denise L. Kruger	1/31/11 3/1/11 6/1/11 9/1/11 12/1/11	1/31/11 2/14/11 5/12/11 8/11/11 11/10/11	2,738.0 36.1 38.0 37.4 37.3	93,092 1,196 1,298 1,309 1,320
McClellan Harris III	1/31/11 3/1/11 6/1/11 9/1/11 12/1/11	1/31/11 2/14/11 5/12/11 8/11/11 11/10/11	2,738.0 36.1 38.0 37.4 37.3	93,092 1,196 1,298 1,309 1,320
Eva G. Tang	1/31/11 3/1/11 6/1/11 9/1/11 12/1/11	1/31/11 2/14/11 5/12/11 8/11/11 11/10/11	2,738.0 36.3 38.1 37.5 37.3	93,092 1,200 1,302 1,313 1,320
Patrick R. Scanlon	1/31/11 3/1/11 6/1/11 9/1/11 12/1/11	1/31/11 2/14/11 5/12/11 8/11/11 11/10/11	2,162.0 29.3 30.8 30.3 30.2	73,508 969 1,052 1,060 1,069

(1)           Pursuant to the terms of the 2000 and 2008 plans, the effective date of the grant of restricted stock units pursuant to dividend equivalent rights on restricted stock units is the dividend payment date for our common shares set by the board of directors.
(2)           Pursuant to the terms of the 2000 and 2008 plans, the award date of restricted stock units pursuant to dividend equivalent rights is the record date.
(3)           We provide information regarding the assumptions used to calculate the value of all awards made to executive officers pursuant to the 2000 and 2008 plans in Note 12 to our financial statements in our Form 10-K for the year ended December 31, 2011.  The values included in this table are for the full grant date fair value of the awards made in 2011 without regard to the three year vesting conditions described above.   We did not grant any options in 2011.

The proportion of equity compensation to total compensation set forth in the Summary Compensation Table for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon in 2011 was 25.7%, 10.4%, 9.8%, 10.6% and 9.5%, respectively.  The compensation committee has not adopted any policy regarding the percentage of total compensation to be allocated to equity compensation.

What equity awards granted to these executive officers were outstanding at the end of the year?

Each named executive officer had the stock option and restricted stock unit awards outstanding at December 31, 2011 described in the table below.  Certain of the equity awards made to Mr. Harris have vested, but are not yet payable.  Information regarding the installment payment dates for these awards is provided in the footnotes following this table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)
Robert J. Sprowls	2,105 8,090 4,823 7,171 6,652 10,032 2,811	5,168 5,708	(2) (3)	$ $ $ $ $ $ $	23.24 25.92 33.73 38.62 34.11 34.57 33.36	6/29/2014 1/2/2015 1/29/2016 1/1/2017 1/27/2018 1/29/2019 1/31/2020	16,446	(6)	$573,965
Denise L. Kruger	5,400 5,378 3,609 5,016 1,125	2,584 2,283	(2) (4)	$ $ $ $ $	33.73 38.62 34.11 34.57 33.36	1/29/2016 1/1/2017 1/27/2018 1/29/2019 1/31/2020	4,749	(7)	$165,740
McClellan Harris III	5,378	2,584 2,283	(2) (4)	$ $ $	38.62 34.57 33.36	1/1/2017 1/29/2019 1/31/2020		(8)		(8)
Eva G. Tang	9,075 9,075 4,320 4,302 2,887 184 5,016 1,125	2,584 2,283	(2) (4)	$ $ $ $ $ $ $ $	25.55 25.92 33.73 38.62 34.11 32.93 34.57 33.36	2/1/2014 1/2/2015 1/29/2016 1/1/2017 1/27/2018 10/29/2018 1/29/2019 1/31/2020	4,749	(7)	$165,740
Patrick R. Scanlon	9,075 9,075 4,320 4,302 2,887 4,092 937	2,108 1,903	(2) (5)	$ $ $ $ $ $ $	25.55 25.92 33.73 38.62 34.11 34.57 33.36	2/1/2014 1/2/2015 1/29/2016 1/1/2017 1/27/2018 1/29/2019 1/31/2020	3,847	(9)	$134,260

(1)           We determine the market value of restricted stock units that have not vested by multiplying the number of unvested restricted stock units outstanding on December 31, 2011 by the closing price of our common shares on December 30, 2011 as reported on The Wall Street Journal website (www.online.wsj.com).  The closing price of our common shares on December 30, 2011, as so reported, was $34.90.
(2)           These options vested on January 29, 2012.
(3)           Of this amount, 2,811 options vested on January 31, 2012 and the remainder will vest on January 31, 2013.
(4)           Of this amount, 1,125 options vested on January 31, 2012 and the remainder will vest on January 31, 2013.
(5)           Of this amount, 937 options vested on January 31, 2012 and the remainder will vest on January 31, 2013.
(6)           Of this amount, 1,045 restricted stock units vested on January 29, 2012, 3,928 restricted stock units vested on January 30, 2012, 1,724 restricted stock units vested on January 31, 2012, 3,927 restricted stock units will vest on January 30, 2013, 1,776 restricted stock units will vest on January 31, 2013 and the remainder will vest on January 30, 2014.
(7)           Of this amount, 522 restricted stock units vested on January 29, 2012, 933 restricted stock units vested on January 30, 2012, 690 restricted stock units vested on January 31, 2012, 933 restricted stock units will vest on January 30, 2013, 711 restricted stock units will vest on January 31, 2013 and the remainder will vest on January 30, 2014.
(8)           All of the option and restricted stock unit awards made to Mr. Harris have vested pursuant to the Rule of 75.
(9)           Of this amount, 449 restricted stock units vested on January 29, 2012, 737 restricted stock units vested on January 30, 2012, 575 restricted stock units vested on January 31, 2012, 736 restricted stock units will vest on January 30, 2013, 592 restricted stock units will vest on January 31, 2013 and the remainder will vest on January 30, 2014.

 None of our named executive officers has any outstanding equity incentive awards.

Did any of these executive officers exercise options or have restricted stock or restricted stock units vest in 2011?

All of our named executive officer exercised stock options in 2011.  All of our named executive officers had outstanding awards of restricted stock units vest in 2011.  No restricted stock vested in 2011.

OPTION EXERCISES AND STOCK VESTED IN 2011
	Option Exercises		Stock Awards
Name	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Robert J. Sprowls	2,000	23,580	3,335		113,838
Denise L. Kruger	24,150	202,015	1,569		53,641
McClellan Harris III	17,473	62,536	6,318	(2)	53,641	(2)
Eva G. Tang	3,200	39,072	1,501		51,264
Patrick R. Scanlon	9,075	111,713	1,305		44,581

(1)      We determined the value realized on vesting of restricted stock units based on the closing market price of our common shares on the date of vesting as reported on The Wall Street Journal website (www.online.wsj.com).
(2)      Out of 6,318 shares fully vested in 2011, Mr. Harris acquired 1,569 common shares in January and February of 2011 (all of which had vested in 2008), upon the pay-out of restricted stock units with a market value of $53,641 on the date of acquisition.  Mr. Harris is entitled to acquire the remaining 4,749 common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the Rule of 75.  Mr. Harris acquired 522 common shares on January 30, 2012 with a market value of $18,637 on the date of acquisition, 932 common shares on January 31, 2012 with a market value of $33,002 on the date of acquisition, and 690 common shares on February 1, 2012 with a market value of $24,957 as a result of the previous vesting of 2,144 restricted stock units.  Mr. Harris has the right to acquire 933 common shares on January 31, 2013, 711 common shares on February 1, 2013 and 961 common shares on January 31, 2014 as a result of the previous vesting of 2,605 restricted stock units, the value of which has not yet been realized.

What pension benefits are payable to these executive officers?

We provide information in the table below reflecting the present value of the accumulated retirement benefits provided to each of our named executive officers as of December 31, 2011.

PENSION BENEFITS(1)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)
Robert J. Sprowls	Pension Plan Supplemental Retirement Plan	7 7	$282,244 648,770
Denise L. Kruger	Pension Plan Supplemental Retirement Plan	19 19	627,967 530,695
McClellan Harris III(2)	Pension Plan Supplemental Retirement Plan	21 21	1,193,944 876,032
Eva G. Tang(2)	Pension Plan Supplemental Retirement Plan	15 15	721,365 462,196
Patrick R. Scanlon	Pension Plan Supplemental Retirement Plan	33 33	1,371,118 244,916

(1)           The present value of the accumulated benefit for each of our named executive officers is based on the age when he or she would be eligible to retire with full benefits, which is at 62, except for Mr. Sprowls.  The present value of the accumulated benefit is based on the age of 63 and 10 months for Mr. Sprowls.  If we had assumed that each of them would retire at age 65, the normal retirement age under each of these plans, the present value of the accumulated benefit under the pension plan would instead be $259,699, $513,039, $966,343, $588,458 and $1,111,464 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively, and the present value of the accumulated benefit under the supplemental retirement plan would be $597,932, $434,627, $711,165, $377,991 and $199,103 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.

(2)           Mr. Harris and Ms. Tang were eligible to retire with a 7.1% and 43.3% reduction in benefits, respectively, at December 31, 2011.  If we had assumed that Mr. Harris and Ms. Tang retired at December 31, 2011, the present value of his or her accumulated benefit for the pension plan would be $1,220,813 and $585,103 respectively, and the present value of his or her accumulated benefit for the supplemental retirement plan would be $895,701 and $375,406 respectively.
(3)           We used the same assumptions to calculate the change in pension value in Note 11 to our financial statements in our Form 10-K for the year ended December 31, 2011, except that retirement age is assumed to be the earliest date on which an executive officer may retire under the plan without any benefit reduction due to age.  We ignored for the purpose of this calculation what actuaries refer to as pre-retirement decrements.

Each of our named executive officers is a participant in the pension plan.  This plan is a defined benefit pension plan available to all eligible employees hired prior to January 1, 2011 who are 21 years or older and have completed 1,000 hours of service in the first year of employment or in any subsequent plan year.  The normal retirement benefit is 2% of an employee’s five highest consecutive years’ average earnings multiplied by the number of years of credited service, up to a maximum of 40 years, reduced by a percentage of primary social security benefits.  Normal retirement age is 65.  An employee must have five years of service in order to receive benefits under this plan.  For purposes of this plan, compensation includes an executive’s salary and all other reportable compensation received by the executive, except bonuses, the imputed value of the personal use of company-owned vehicles, unused vacation pay, severance pay and long-term incentive program payments, up to the maximum amount permitted under the Code (which was $250,000 at January 1, 2012).  Any employee hired after December 31, 2010 is eligible for participation in a defined contribution plan.

We also provide each of our named executive officers additional pension benefits under the supplemental retirement plan.  Each executive has the right to receive a benefit under the terms of this plan equal to the sum of 2% of compensation for each year of service before 2006 plus 3% of compensation for each year of service after 2005, up to a combined maximum of 60% of compensation, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.  For purposes of this plan, compensation includes all compensation included under the pension plan, cash incentive compensation and dividend equivalent rights on options granted prior to 2006.  For participants who were employed by the company on January 1, 2006, the benefit is the greater of the benefit under the formula described in the previous sentence or the benefit under the previous formula.  Under the previous formula, each executive was entitled to receive a benefit equal to the sum of 2% of compensation for each year of service, up to a maximum of 40 years, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.

Under the terms of each of the plans, an employee who is vested may retire and receive benefits at age 55 with a reduction in benefits of 50%.  An employee, who retires after age 55, but prior to age 65, will receive a lesser reduction in benefits depending upon the age at which the executive retires, unless the sum of the executive’s age and years of service equals 80.  Mr. Harris and Ms. Tang are currently eligible to retire with a benefit reduction of 7.1% and 43.3%, respectively.  Under the terms of the supplemental retirement plan, an employee who is vested will begin receiving benefits within 60 days following the later of separation from service, age 55 or an age over 55 elected by the employee in 2009, subject to any delay required under Section 409A of the Internal Revenue Code.

We did not make any payments to any named executive officer under either of our pension plans during the last year.

We also provide a Medicare supplement insurance policy for each employee who we hired prior to February 1, 1995 and his or her spouse at or after age 65.  Each of our named executive officers has a right to this benefit after reaching age 65, other than Mr. Sprowls and Ms. Tang, who we hired after February 1, 1995.

Are any of these executive officers participants in a non-qualified deferred compensation plan?

None of our named executive officers are participants in a defined contribution or non-qualified deferred compensation plan, other than our 401(k) Investment Incentive Program, which is a tax-qualified defined contribution plan available to our employees generally, and the supplemental retirement plan described above.

What are the terms of severance arrangements with executive officers?

Each of our named executive officers is entitled to receive benefits under the terms of our pension plan described under “What pension benefits are payable to these executive officers?” and a cash payment for any accrued, but unpaid vacation as described under “How were certain of our executive officers compensated in 2011? – All Other Compensation” following termination of employment.

We do not have any other severance arrangements with our named executive officers, other than the change in control agreements described below.

What are the terms of change in control agreements with executive officers?

Each of our executive officers is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the company if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason.  A change in control under these agreements will generally include:

▪
any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s voting securities,

▪
any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s securities and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,

▪
an acquisition by any person, entity or group acting in concert of more than 55% of our voting securities, unless the holders of our voting securities immediately before the event own more than 55% of the acquirer’s voting securities immediately after the acquisition,

▪
a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or

▪
a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

The company must require any successor to the company to assume all change in control agreements.

Each executive may terminate his or her employment for good reason if following the change in control:

▪	the executive is assigned duties inconsistent in any respect with the executive’s position or the executive is not re-appointed to the same position,

▪	the executive’s salary or benefits are reduced (including the elimination of any cash incentive or other cash bonus plan, without providing adequate substitutes), or

▪	the executive is located at an office that increases the distance from the executive’s home by more than 35 miles.

In addition, all unvested options and restricted stock units will vest on the earlier of the change in control date or the date on which the executive’s employment is terminated.  For each of the executive officers, a change in control will occur under the same circumstances described in his or her change in control agreement.

Under the terms of the change in control agreements, each named executive officer is entitled to an amount equal to 2.99 times the sum of the executive’s annual base salary at the highest rate in effect in any year of the three calendar years preceding the change in control plus the average of the payments made to the executive pursuant to a cash-pay performance incentive plan during the five calendar years immediately preceding the date of termination of employment.  Each of these executives is also entitled to coverage under our health and welfare benefit plans for a period of two years after termination of employment (three years for Mr. Sprowls and Ms. Tang).  Each executive will also receive a gross-up payment if the executive officer is required to pay an excise tax under Section 4999 of the Internal Revenue Code.

If we are unable to deduct any payments we make under a change in control agreement, due to the limitations imposed by Section 162(m) of the Code, we will defer such payments to the extent necessary to enable us to deduct the payments.  Each executive will be entitled to interest on any deferred payments at the applicable federal tax rate under the Code (which changes monthly).  Under Section 162(m) of the Code, we may generally not deduct for federal income tax purposes annual compensation in excess of $1,000,000 paid to any named executive officer in any year in which the named executive officer is an executive officer, unless it qualifies as “performance-based.”

In addition, if we are required to make any payment under a change in control agreement which would be subject to Section 409A of the Code, we will defer such payments until six months following the date of termination of the executive’s employment.

What do we estimate we will pay each of are named executive officers in the event his or her employment is terminated as a result of a change in control?

Assuming that the employment of each of our named executives was terminated on December 31, 2011, a change in control occurred on that date under the change in control agreements and the 2000 and 2008 plans and based on the assumptions set forth in the footnotes below, we estimate that we would have made the following payments to our named executive officers:

CHANGE IN CONTROL BENEFITS(1)
Payments and Benefits	Robert J. Sprowls	Denise L. Kruger	McClellan Harris III	Eva G. Tang	Patrick R. Scanlon

Payments

Base Salary Benefit	$1,644,500	$1,014,806	$986,700	$956,800	$776,204
Bonus Benefit	305,605	156,895	133,241	141,520	86,640
Dividend Equivalent Rights Benefit	11,490	11,493	9,507	8,638	8,638
Excess Supplemental Executive Retirement Plan or Other Retirement Benefit(2)	211,068	95,245	299,852	177,645	68,371

Benefits

Welfare and Fringe Benefits(3)	60,411	40,274	30,498	60,411	27,066
Purchase of Automobile Benefit(4)	3,880	1,615	5,425	5,135	4,815
Stock Options Benefit(5)	6,166	2,637	1,485	2,637	2,183
Restricted Stock Units Benefit(6)	573,965	165,740	165,740	165,740	134,260
Tax Gross Up Payment(7)	926,477	-	-	537,697	360,583

Total	$3,743,562	$1,488,705	$1,632,448	$2,056,223	$1,468,760

(1)           We have assumed, for purposes of preparing this table, that we make all change in control payments to each named executive officer in July 2012.  We have excluded for the purpose of this calculation, amounts paid to each named executive officer for accrued, but unpaid base salary and vacation pay payable within ten days after termination of employment.
(2)           In calculating the single sum actuarial equivalent, we used an interest rate equal to 6% and the mortality table named and described in detail in Section A.1 of the pension plan, after reduction, if any, of the benefit using the “Regular Factors” under Section A.4 of the pension plan, and each executive officer’s age at December 31, 2011, less a percentage of primary social security benefits.
(3)           Welfare benefits include (i) 85% of dental, medical and vision insurance premiums paid by the company for each named executive officer, under the insurance plans currently offered by the company, (ii) each named executive officer’s pro rata share of the group term life insurance and accidental death and dismemberment premiums, (iii) reimbursement of health club dues for each named executive officer, up to a maximum of $1,800 a year, and (iv) reimbursement of health examination for each named executive officer, except Mr. Scanlon, up to a maximum of $2,500 biannually.  Welfare benefit amounts were calculated based on these benefits for a period of three years after termination of employment for Mr. Sprowls and Ms. Tang and two years after termination of employment for each of the other named executive officers.   We assumed, for the purposes of this table, that each executive officer would be reimbursed up to the maximum amount for health club benefits.
(4)           We have estimated the value of this benefit as the difference between (i) the wholesale value of the company car which the named executive officer has the right to purchase at the wholesale value, and (ii) the retail value of the car as shown in a national auto research publication.
(5)           We measured the fair value of options which were not vested at December 31, 2011 using the difference between the exercise prices of the option grants and the price of our common shares on the date of each executive’s termination of employment, which we assumed was December 31, 2011.  The closing price of our common shares as reported on The Wall Street Journal website (www.wsjonline.wsj.com) on December 30, 2011 was $34.90.
(6)           We measured the fair value of restricted stock units which were not converted to shares at December 30, 2011 assuming the price of our common shares on the date of each executive’s termination of employment was $34.90.
(7)           We used 0.24% as the interest rate for determining the present value of the accelerated vesting of stock options and restricted stock units.  As prescribed by the applicable regulations under Section 280G, this rate is equal to 120% of the applicable federal tax rate (compounded semiannually) for short-term periods for December 31, 2011 as set forth in Revenue Ruling 2011-31.  If we make change in control payments to any executive officer that is in excess of three times his or her average taxable income from the company, then a 20% excise tax will be imposed under Section 4999 of the Internal Revenue Code on a portion of those payments, i.e., the excess parachute payments.  In that event, we will make a tax gross up payment to the executive officer such that the executive officer will receive an amount (after payment of income and excise taxes) equal to the amount as if the executive officer did not have to pay the 20% excise tax on the excess parachute payments.  We assumed that the executive officers would have a marginal combined federal and state income tax rate of 43.5467% for payments over $1 million and 42.8577% for under $1 million.

PROPOSAL 3:  ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

This proposal to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers as described in this proxy statement.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2012 annual meeting:

RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and related material disclosed in this proxy statement is hereby APPROVED.

In the compensation discussion and analysis section of this proxy statement we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers in 2011 and provide you with our assessment of our compensation program in 2011.  We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following the compensation discussion and analysis section and in the narrative discussion after each of these tables.  The total compensation of Mr. Sprowls, our chief executive officer, in 2011 is below the median of all members of our peer group based on an estimate of total target compensation for 2011 of the members of our peer group prepared by Pearl Meyer in January 2012, and below that of all of the water utilities in our peer group based on the Pearl Meyer estimates.  Mr. Sprowls’ total compensation was 2.2 times that of Ms. Kruger, the next highest paid named executive officer.

Approximately 91.4 % of the votes cast on our “say-for-pay” proposal in 2011 were cast in favor of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and related material disclosed in our 2011 proxy statement.  Since that date, we have made a number of enhancements to our compensation program which are described in “Changes in our Compensation Program” in the compensation discussion and analysis section of this proxy statement.

This “say-on-pay” vote is advisory, and therefore not binding on us, the compensation committee or the board.  However, the board and the compensation committee intend to review the voting results and will seek to determine the causes of a negative vote, if significant.  Shareholders who wish to communicate with the board of directors or management regarding our executive compensation program or other matters may do so in the manner described under “GOVERNANCE OF THE COMPANY- What is the process for shareholders and other interested persons to send communications to our board?”  We also intend to include an advisory “say-on-pay” vote in our proxy statement annually, until we hold another advisory vote on the frequency of our “say-on-pay” votes, since this is the preference expressed by a majority of the votes cast on our “say-on-pay” frequency vote at our 2011 annual meeting.

Under California law, this proposal will be considered to have been approved by our shareholders if we receive an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that shares voting affirmatively also constitute at least a majority of the required quorum.  Abstentions will not count as a vote cast either for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

If no voting specification is made on a properly returned or voted proxy card, the named proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 4:  RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit and finance committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2012, subject to reconsideration if our shareholders do not ratify this appointment.  We expect representatives of PricewaterhouseCoopers LLP to attend the 2012 annual meeting.  They will have an opportunity to make a statement at the 2012 annual meeting, if they desire to do so.  They will also be available to respond to appropriate questions from you if you attend the 2012 annual meeting.

What are the audit and finance committee’s pre-approval policies and procedures?

The audit and finance committee adopted a policy statement on February 2, 2004 regarding the approval of audit, audit-related, tax and other services provided by our registered public accounting firm.  This policy statement specifies guidelines and procedures we will use to assist us in maintaining the independence of our registered public accounting firm and complying with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the Securities and Exchange Commission.  The audit and finance committee administers this policy statement.  The policy statement established the four categories of permitted services described below, the reporting procedure for each category of permitted services, prohibited services and the pre-approval process we use for each category of permitted service.

The audit and finance committee has reviewed the advisability and acceptability of utilizing our external auditor, PricewaterhouseCoopers LLP, for non-audit services.  In reviewing this matter, the committee focused on the ability of our external auditor to maintain its independence.  Based on input from management and the committee’s review of procedures established by PricewaterhouseCoopers LLP, the committee finds that it is both advisable and acceptable to employ our external auditor for certain limited non-audit services from time-to-time.

Principal Accounting Fees and Services

We have estimated the aggregate fees billed or fees we expect to be billed to us by PricewaterhouseCoopers LLP for the years ended December 31, 2011 and 2010 as follows:

Type of Fee	2011	2010
Audit Fees	$1,324,446	$1,050,189
Audit-Related Fees	-	-
Tax Fees	272,996	195,045
All Other Fees	105,192	-
Total	$1,702,634	$1,245,234

Audit Fees

Audit fees represent the aggregate fees billed, or fees we expect to be billed, for professional services rendered in connection with the audit of our annual financial statements (including the audit of internal control over financial reporting), a review of our financial statements included in our Form 10-Qs filed with the Securities and Exchange Commission, audits of the company’s subsidiaries, services in connection with the issuance of securities including amounts paid for a comfort letter associated with a debt offering in 2011, and other services normally provided by our accountants in connection with statutory or regulatory filings and engagements.  The audit fees also include out-of-pocket expenses incurred in providing audit services.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed, or fees we expect to be billed, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees.  On a quarterly basis, the audit and finance committee pre-approves a specific quarterly limit on the amount of audit-related fees for non-audit services.  Management is also required to report the specific engagements to the committee and obtain specific pre-approval from the committee.

Tax Fees

Tax fees represent the aggregate fees billed, or fees we expect to be billed, for professional services for tax compliance, tax advice and tax planning, including tax return review, review of tax laws and regulations and cases and other support in connection with complying with federal and state tax reporting and payment requirements.  All tax fees have been pre-approved by the audit and finance committee.

All Other Fees

In 2011, all other fees represent the aggregate fees billed for professional services rendered in connection with a review of the policies and procedures at one of the company’s subsidiaries to ensure readiness and compliance with the Federal Acquisition Regulations in response to an audit by the Defense Contract Audit Agency.  In 2010, we were not billed for other products or services not included in the categories discussed above. All other fees have been pre-approved by the audit and finance committee.

OTHER MATTERS

Our management knows of no business, other than that mentioned above, to be transacted at the 2012 annual meeting.  Unless otherwise instructed, the named proxies intend to vote in accordance with their judgment on any other matter that may properly come before the 2012 annual meeting.

OBTAINING ADDITIONAL INFORMATION FROM US

This proxy statement incorporates by reference certain information from our financial statement footnotes in our Form 10-K for the year ended December 31, 2011.  We undertake, on written or oral request, to provide you (or a beneficial owner of our securities entitled to vote), without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, including our financial statements and schedules.  You should address your requests to the corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, telephone number 909-394-3600.

Unless we have been instructed otherwise, we are delivering only one proxy statement to multiple security holders sharing the same address.  We will however, deliver promptly a separate copy of this proxy statement to a security holder at a shared address to which a single copy of this proxy statement was delivered, upon written or oral request.  You may direct this request to us at the address or telephone number listed above.  If you share an address with another shareholder and wish to receive a single copy of this proxy statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above.

If you would like to reduce the costs incurred by us in mailing proxy materials to you, you can consent to receiving future proxy materials, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions on your proxy card to vote by using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

You may also visit our website at http://www.aswater.com to view the charters of our audit and finance committee, nominating and governance committee and compensation committee.  We also provide a copy of our code of conduct and guidelines on significant governance issues on this website.  You can find this information on our website by clicking on “Investors” and then clicking on “Governance.”

ATTACHMENT I

AMERICAN STATES WATER COMPANY
AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

i

4A.6	Newly Eligible Participants	11

4A.7	Dividend Equivalent Rights	12

5.	OTHER PROVISIONS	12

5.1	Rights of Eligible Employees, Participants and Beneficiaries	12

5.2	Adjustments; Acceleration	13

5.3	Effect of Termination of Service on Awards	15

5.4	Compliance with Laws	17

5.5	Tax Matters	17

5.6	Plan Amendment, Termination and Suspension	17

5.7	Privileges of Stock Ownership	18

5.8	Effective Date of the Plan	18

5.9	Term of the Plan	18

5.10	Governing Law/Construction/Severability	18

5.11	Captions	19

5.12	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation	19

5.13	Non-Exclusivity of Plan	19

5.14	No Corporate Action Restriction	20

5.15	Other Company Benefit and Compensation Program	20

6.	DEFINITIONS	20

6.1	Definitions	20

ii

AMERICAN STATES WATER COMPANY
2008 STOCK INCENTIVE PLAN

1.      THE PLAN

1.1           Purpose.

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company.  Capitalized terms are defined in Article 6.

1.2           Administration and Authorization; Power and Procedure.

(a)         Committee.  This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee.  Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.  With respect to Awards intended to satisfy the requirements of performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act).  To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

(b)         Plan Awards; Interpretation; Powers of Committee.  Subject to the express provisions of this Plan, the Committee shall have the authority:

(i)            to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Award;

(ii)           to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii)           to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

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(iv)            to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(v)            to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

(vi)           to accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of Options, within the original term of such Awards under Section 1.6), subject to Section 5.3;

(vii)           to adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 5.6, and provided that in no case (except due to an adjustment contemplated by Section 5.2 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise or base price of any Option;

(viii)          to determine the date of grant of an Award, which may be a designated date after but not before the date of the Committee’s action (unless otherwise designated by the Committee, the date of grant of an Award shall be the date upon which the Committee took the action granting the Award);

(ix)           to determine whether, and the extent to which, adjustments are required pursuant to Section 5.2 hereof and authorize the termination, conversion, substitution or succession of Awards upon the occurrence of an event of the type described in Section 5.2;

(x)             to determine the Fair Market Value of the Common Stock of Awards under this Plan from time to time and/or the manner in which such value will be determined; and

(xi)            to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c)         Binding Determinations/Liability Limitation.  Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.  Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

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(d)         Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation.  No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e)         Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

1.3           Participation.

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees.  An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4           Shares Available for Awards; Share Limits.

(a)         Shares Available.  Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  The shares may be delivered for any lawful consideration.

(b)         Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan (the “Share Limit”) is equal to the sum of the following:  (i) 1,100,000 shares of Common Stock, plus (ii) the number of shares of Common Stock reserved for purposes of the Corporation’s 2000 Stock Incentive Plan (the “2000 Plan”) on March 31, 2008 that are in excess of the number of shares of Common Stock then subject to outstanding awards grants under the 2000 Plan reduced by the number of shares that at any time after March 21, 2008 are withheld to satisfy tax withholding obligations under the 2000 Plan and the number of shares that at any time after March 21, 2008 are subject to or underlie awards that expire or for any reason are cancelled, terminated, or forfeited, or fail to vest or for any other reason are not paid or delivered under the 2000 Plan.  Shares issued in respect of any “Full-Value Award” granted under this Plan shall be counted against the foregoing Share Limit as 2.45 shares for every one share actually issued in connection with such Award.  (For example, if an Award of 100 Restricted Stock shares is granted under this Plan, 245 shares shall be charged against the Share Limit in connection with that Award.)  For this purpose, a “Full-Value Award” means any Award under this Plan that is not an Option.  The following limits also apply with respect to Awards granted under this Plan:

(1)           The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 187,500 shares.

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(2)           The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this Plan is 50,000 shares.

(c)           Share Reservation; Replenishment and Reissue of Unvested Awards.  No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit.  Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be available for subsequent Awards under the Plan.  Shares that are withheld by the Corporation to satisfy the tax withholding obligations related to the Award shall not be available for subsequent Awards under this Plan.  Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5           Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares or the Award.  Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.  The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6           Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options not later than ten (10) years after the Award Date.

1.7           Limitations on Exercise and Vesting of Awards.

(a)         Provisions for Exercise.  Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b)         Procedure.  Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

(c)         Fractional Shares/Minimum Issue.  Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.  No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

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1.8           No Transferability; Limited Exception to Transfer Restrictions.

(a)         Limit On Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b)         Exceptions.  The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family, pursuant to such conditions and procedures as the Committee may establish in writing.  Any permitted transfer shall be (i) subject to compliance with applicable federal and state securities laws and (ii) subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).  Notwithstanding the foregoing or anything to the contrary in Section 1.8(c), Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

(c)         Further Exceptions to Limits On Transfer.  The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

 (i)           transfers to the Corporation,

 (ii)          the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

 (iii)         subject to applicable limits on Incentive Stock Options, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

 (iv)        if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

 (v)         the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

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2.      OPTIONS.

2.1           Grants.

One or more Options may be granted under this Article to any Eligible Employee.  Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

2.2           Option Price.

(a)         Pricing Limits.  The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

(b)         Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods:  (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.  Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3           Limitations on Grant and Terms of Incentive Stock Options.

(a)         $100,000 Limit.  To the extent that the aggregate “Fair Market Value” of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options.  For this purpose, the “Fair Market Value” of the stock subject to Options shall be determined as of the date the Options were awarded.  In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first.  To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b)         Option Period.  Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(c)         Other Code Limits.  Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code.  There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

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2.4           Limits on 10% Holders

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

3.      RESTRICTED STOCK AWARDS.

3.1           Grants.

The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee.  Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions.  Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide.  Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7.  Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may be required to enforce the restrictions.

3.2           Restrictions.

(a)         Pre-Vesting Restraints.  Except as provided in Section 3.1 and 1.8, Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

(b)         Dividend and Voting Rights.  Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

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(c)         Cash Payments.  If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any Restricted Shares which cease to be eligible for vesting.

3.3           Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions  vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

4.      STOCK UNIT AWARDS

4.1           Grants.

The Committee may, in its discretion, (a) authorize and grant to any Eligible Employee a Stock Unit Award, (b) credit to any Eligible Employee Stock Units, (c) permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or (d) grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan.  The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee, in each case subject to compliance with Section 409A of the Code.

4.2           Payouts.

Subject to compliance with Section 409A of the Code, the Committee in the applicable Stock Unit Award Agreement or other Award Agreement or the relevant Company deferred compensation plan may permit the Eligible Employee to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.3           Non-Transferability.

Rights in respect of Stock Unit Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent or distribution.

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4.4           Dividend Equivalent Rights.

In its discretion, the Committee may grant to any Eligible Employee “Dividend Equivalent Rights” concurrently with the grant of any Stock Unit Award, on such terms as set forth by the Committee in the Stock Unit Agreement or other applicable Award Agreement.  Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set in the Award Agreement) and the date the Stock Unit Award expires (or such earlier date as the Committee may set in the Award Agreement), as determined by the Administrator.  Dividend Equivalent Rights shall be payable in cash or shares at the same time as the Stock Units to which they relate, and may be subject to such conditions, as may be determined by the Administrator.

4.5           Cancellation of Restricted Stock Units.

Unless the Committee otherwise expressly provides, Restricted Stock Units that remain subject to conditions to vesting at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be cancelled, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

4A.          PERFORMANCE AWARDS.

4A.1        Generally.

The Committee shall have the authority to determine (i) the Participants who shall receive Performance Awards, (ii) the size, number, amount or value, as applicable, of Performance Awards, and (iii) the Performance Criteria applicable in respect of such Performance Awards for each Performance Period.  The Committee shall determine the duration of each Performance Period (which may differ from each other), and there may be more than one Performance Period in existence at any one time as to any Participant or all or any class of Participants.  Each grant of Performance Awards shall be evidenced by an Award Agreement that shall specify the Performance Criteria applicable thereto and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

4A.2        Earning of Performance Awards.

The grant and/or vesting of Performance Awards shall be contingent, in whole or in part, upon the attainment of specified Performance Criteria or the occurrence of any event or events involving a Change in Control Event, death or Total Disability, as the Committee shall determine either at or after the Award Date.  In addition to the achievement of the specified Performance Criteria, the Committee may, at the grant date, condition earning of Performance Awards on the Participant completing a minimum period of service following the Award Date or on such other conditions as the Committee shall specify.

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4A.3           Performance Criteria.

At the discretion of the Committee, Performance Criteria may be based upon the relative or comparative attainment of one or more of the following criteria during a Performance Period, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: total stockholder return (inclusive or exclusive of dividends paid); stock price; gross, operating or net earnings or margins; approved rate increases; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings or operating income before or after water purchase costs, power purchase costs, administrative expenses, interest, taxes, depreciation, amortization or construction costs; earnings per share; economic value added; ratio of operating earnings to capital spending; net sales; sales growth; return on assets, capital or equity; income; market share; level of expenses; revenue; revenue growth; cash flow; increases in customer base; capital expenditures; cost reductions and expense control objectives; compliance with environmental or regulatory goals or requirements; conservation; budget objectives; working capital; mergers, acquisitions and divestitures; attainment of objectives measured in terms of water quality, service reliability, efficiency, customer complaints or customer satisfaction, operations, maintenance and/or construction contract awards, and improvements in financial controls; and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee.  Performance Criteria may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries.

At the time the Committee establishes Performance Criteria for a Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, the cumulative effects of accounting changes or such other objective factors as the Committee deems appropriate.  Unless otherwise explicitly stated by the Committee at the time Performance Criteria are established, each applicable performance goal shall be appropriately adjusted for one or more of the following items: (a) asset impairments or write downs; (b) litigation judgments or claim settlements; (c) the effect of changes in tax law, accounting principles or such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any extraordinary nonrecurring items as described in Accounting Standards Codification (ASC) 225-20 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) the operations of any business acquired by the Company or any affiliate or of any joint venture in which the Company or affiliate participates; (g) the divestiture of one or more business operations or the assets thereof; or (h) the costs incurred in connection with such acquisitions or divestitures; or (i) charges for stock based compensation.

Except in the case of Awards to Executive Officers intended to be ‘performance-based compensation’ under Section 162(m)(4) of the Code, the Committee may at any time adjust the Performance Criteria for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

4A.4           Performance Awards and Code Section 162(m).

The provisions of this Section 4A.4 shall apply with respect to any Performance Award that is intended to be ‘performance-based compensation’ under Section 162(m)(4) of the Code.

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(a)           Establishment of Performance Criteria.

The Committee shall establish the Performance Criteria for the applicable Performance Period no later than the 90th day after the Performance Period begins (or by such other date as may be required under Section 162(m) of the Code) but in any event at a time when achievement of the Performance Criteria is substantially uncertain.  The Committee may not in any event increase the amount of compensation payable to an Executive Officer upon attainment of the Performance Criteria above the maximum amount approved by the Committee at the time the Performance Criteria is established.

(b)           Certification of Attainment of Performance Criteria.

As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing the amount, number or value, as applicable, of the Performance Awards that have been earned on the basis of performance in relation to the established Performance Criteria.

(c)           Maximum Performance Award.

The maximum number of shares of Common Stock subject to Performance Awards that are granted during any calendar year to any individual under the Plan is 100,000, or if a Performance Award is measured in cash, the maximum dollar amount granted during any calendar year to any individual under shall not exceed $3,000,000.00.

4A.5       Payment of Awards.

Earned Performance Awards shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary as soon as practicable after the expiration of the Performance Period and the Committee’s certification under Section 4A.4(b) above, provided that, unless the payment of a Performance Award has been deferred in accordance with Section 409A of the Code, distributions of a Performance Award shall be made no later than March 15 of the year following the year in which the amount is earned.

4A.6       Newly Eligible Participants.

Notwithstanding anything in this Section 4A to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Awards after the commencement of a Performance Period, except as would cause a Performance Award intended to qualify as ‘performance based compensation’ under Section 162(m) of the Code to fail to do so.

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4A.7       Dividend Equivalent Rights.

In its discretion, the Committee may grant to any Participant ‘Dividend Equivalent Rights’ concurrently with the grant of any Performance Award on such terms as set forth by the Committee in the applicable Award Agreement.  Dividend Equivalent Rights shall be based in all or part of the amount of dividends declared on the shares of Common Stock and shall be credited as of dividend payment dates, during the date between the date of grant (or such later date as the Committee may set forth in the Award Agreement) and the date that the Performance Award expires (or such earlier date as the Committee may set in the Award Agreement) as determined by the Administrator.  Notwithstanding any provision of the Plan to the contrary, any Dividend Equivalent Rights granted with respect to a Performance Award shall vest upon the same conditions (including Performance Criteria) that apply to the underlying Performance Award.  Any Dividend Equivalent Right shall be subject to the terms set forth in the Award Agreement and this Section 4A.  Dividend Equivalent Rights shall be payable in cash or shares at the same time as the Performance Awards to which they relate, and shall be included as shares of Common Stock or cash, as applicable, for purposes of the limitations set forth in Section 4A.4(c) above.

5.      OTHER PROVISIONS

5.1           Rights of Eligible Employees, Participants and Beneficiaries.

(a)         Employment Status.  Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b)         No Employment Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c)         Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards.  No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder.  Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.  To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

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5.2           Adjustments; Acceleration

(a)         Adjustments.

(1)           Upon (or, as may be necessary to effect the adjustment, immediately prior to):  any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding Awards, (3) the grant, purchase or exercise price of any outstanding Awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Awards.

Unless otherwise expressly provided in the applicable Award Agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Committee shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based Awards to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding performance-based Awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 1.2, any good faith determination by the Committee as to whether an adjustment is required under the circumstances pursuant to this Section 5.2(a)(1), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

(2)           Corporate Transactions-Assumption or Termination of Awards.  Upon the occurrence of any of the following:  any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

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The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award.

In any of the events referred to in this Section 5.2(a)(2), the Committee may take such action contemplated by this Section 5.2(a)(2) prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares.

Without limiting the generality of Section 1.2, any good faith determination by the Committee pursuant to this Section 5.2(a)(2) shall be conclusive and binding on all persons.

(b)         Possible Early Termination of Accelerated Awards.  If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 5.2(c) but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 5.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 5.2(a) involving a Change in Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(c)           Acceleration of Awards Upon Change in Control.  Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1)           each Option shall become immediately exercisable, and

(2)           Restricted Stock shall immediately vest free of restrictions, and

(3)           Restricted Stock Units shall immediately vest free of restrictions and become payable.

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The Committee may override the limitations on acceleration in this Section 5.2(c) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.  Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 5.2(d)) a limited period of time not greater than 30 days before the event.  Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.  Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 5.2(c) to the extent that such acceleration and/or payment would cause the holder of such Award to be subject to additional tax under Section 409A of the Code with respect to such Award.

(d)         Possible Rescission of Acceleration  If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

(e)         Acceleration Upon Termination of Service Following a Change in Control.  If any Participant’s employment is terminated by the Company upon or within one year after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 5.2 (including without limitation Section 5.2(b) and Section 5.4), all outstanding Options and other Awards held by the Participant shall be deemed fully vested immediately prior to the Severance Date and Stock Units shall become payable upon such Severance Date (or, to the extent applicable under Section 409A, upon the date that is six months after such Severance Date), unless the Award Agreement specifies a different result in the case of a Change in Control Event.  Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 5.2(e) to the extent that such acceleration and/or payment would cause the holder of such Award to be subject to additional tax under Section 409A of the Code with respect to such Award.

5.3           Effect of Termination of Service on Awards

(a)      General.  The Committee shall establish the effect of a termination of employment on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

(b)      Options - Resignation or Dismissal.  If the Participant’s employment by the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date.  In the case of a termination for Cause, the Option shall terminate on the Severance Date.  In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

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(c)         Options - Death or Disability.  If the Participant’s employment by the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date.  Any Option to the extent not exercisable on the Severance Date shall terminate.

(d)         Options - Retirement.  If the Participant’s employment by the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date.  The Option, to the extent not exercisable on the Severance Date, shall terminate.

(e)         Events Not Deemed Terminations of Service.  Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires.  In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(f)         Effect of Change of Subsidiary Status.  For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each Eligible Employee in respect of the Subsidiary who does not continue as an Eligible Employee in respect of another entity within the Company.

(g)         Committee Discretion.  Notwithstanding the foregoing provisions of this Section 5.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Option available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement; provided, however, that in no event shall any such extension of the exercisability period extend such period beyond the earlier of the following dates:  (i) the latest date the Option could have expired by its original terms or (ii) the 10th anniversary of the Award Date.

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5.4           Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

5.5           Tax Matters.

(a)      Provision for Tax Withholding or Offset.  Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.  In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, necessary to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment. In no event shall shares be withheld in excess of the minimum whole number required for tax withholding under applicable law.

5.6           Plan Amendment, Termination and Suspension.

(a)         Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part.  No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b)         Shareholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of the Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

(c)         Amendments to Awards.  Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2(b) and 5.6(d)) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award.  Any amendment or other action that would constitute a repricing of an Award is subject to the limitations set forth in Section 1.2(b)(viii).

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(d)         Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change.  Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

5.7           Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant.  No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

5.8           Effective Date of the Plan.

This Plan is effective as of April 1, 2008.  The Plan shall be submitted for and subject to shareholder approval no later than twelve months after the effective date.

5.9           Term of the Plan.

No Award will be granted under this Plan after March 31, 2018 (the “termination date”).  Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

5.10         Governing Law/Construction/Severability

(a)         Choice of Law.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

(b)         Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)         Plan Construction.

(1)           Rule 16b-3.  It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3.  The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3.  Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

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(2)         Section 162(m).  It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

5.11           Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12           Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted to Eligible Employees under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.  The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption nor substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security.  Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit in Section 1.4 or other limits on the number of shares available for issuance under the Plan.

5.13           Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

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5.14           No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary.  No Participant, Beneficiary, Personal Representative or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

5.15           Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing.  Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or the Subsidiaries.

6.      DEFINITIONS.

6.1           Definitions.

(a)         “Award” means an award of any Option, Restricted Stock, Stock Unit, or Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b)         “Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

(c)         “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

(d)         “Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

(e)         “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f)         “Board” means the Board of Directors of the Corporation.

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(g)         “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of employment based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

(1)           has failed to render services to the Company where such failure amounts to gross negligence or misconduct of the Participant’s responsibility and duties; or

(2)           has committed an act of fraud or been dishonest against the Company or any affiliate of the Company; or

(3)           has been convicted of a felony or other crime involving moral turpitude.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(h)         “Change in Control Event” means any of the following events:

(1)           the dissolution or liquidation of the Corporation, unless its business is continued by another entity in which holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than 55% of the continuing entity’s voting securities immediately after the event;

(2)           any sale, lease, exchange or other change in ownership (in one or a series of transactions) of all or substantially all of the assets of the Corporation, unless its business is continued by another entity in which holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than fifty-five percent (55%) of the continuing entity’s voting securities immediately after the event;

(3)           any reorganization or merger of the Corporation, unless (i) the holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than fifty-five percent (55%) of the continuing or surviving entity’s voting securities immediately after the event, and (ii) at least a majority of the members of the Board of Directors of the surviving entity resulting from such reorganization or merger were members of the incumbent Board of Directors of the Corporation at the time of the execution of the initial agreement or of the action of such incumbent Board of Directors providing for such reorganization or merger;

(4)           an acquisition by any person, entity or group acting in concert of more than forty-five percent (45%) of the voting securities of the Corporation, unless the holders of the Corporation’s voting securities immediately before the event own, either directly or indirectly, more than fifty-five percent (55%) of the acquirer’s voting securities immediately after the acquisition;

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(5)           the consummation of a tender offer or exchange offer by an individual, entity or group which results in such individual, entity or group beneficially owning (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) twenty-five percent (25%) or more of the voting securities of the Corporation, unless the tender offer is made by the Corporation or any of its subsidiaries or the tender offer is approved by a majority of the members of the Board of Directors of the Corporation who were in office at the beginning of the twelve-month period preceding the commencement of the tender offer; or

(6)           a change of one-half or more of the members of the Board of Directors of the Corporation within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were in office at the beginning of the twelve-month period.

(i)         “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)         “Commission” means the Securities and Exchange Commission.

(k)         “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law.

(l)         “Common Stock” means the Common Shares of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(m)         “Company” means, collectively, the Corporation and its Subsidiaries.

(n)         “Corporation” means American States Water Company, a California corporation, and its successors.

(o)         “Eligible Employee” means an officer (whether or not a director) or key employee of the Company.

(p)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)         “Executive Officer” means any “covered employee” within the meaning of Section 162(m)(3) of the Code.

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(r)         “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock listed on The Wall Street Journal website (www.online.wsj.com), of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such website on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(s)         “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions and is made under such circumstances and to such persons as may be necessary to comply with that section.

(t)         “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.  Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

(u)         “Option” means an option to purchase Common Stock granted under this Plan.  The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(v)         “Participant” means an Eligible Employee who has been granted an Award under this Plan.

(w)         “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(x)         “Plan” means this 2008 Stock Incentive Plan, as it may be amended from time to time.

(y)         “Performance Award” means an Award granted pursuant to Section 4A of the Plan of a contractual right to receive Stock or a fixed or variable amount of cash (as determined by the Committee) upon the achievement, in whole or in part, of the applicable Performance Criteria.  A grant of Restricted Stock Awards or Stock Unit Awards may be designed to qualify as Performance Awards.

(z)         “Performance Criteria” means the objectives established by the Committee for a Performance Period pursuant to Section 4A.3 of the Plan for the purpose of determining the extent to which an Award of Performance Awards has been earned.

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(aa)         “Performance Period” means the period of no less than six months selected by the Committee during which performance is measured for the purpose of determining the extent to which an Award of Performance Awards has been earned.

(bb)         “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(cc)         “Restricted Stock Unit” means a Stock Unit subject to such conditions on vesting and payout as the Committee may determine.

(dd)         “Retirement” means retirement from active service as an employee or officer of the Company on or after attaining age 65.

(ee)         “Rule 16b-3”  means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(ff)         “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

(gg)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(hh)         “Stock Unit” means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of the Stock Unit grant.  Stock Units are not outstanding shares of Common Stock and do not entitle a grantee to any dividend, voting or other rights in respect of any Common Stock.  Stock Units may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, credited in the form of cash or additional Stock Units, as determined by the Committee.  Stock Units are payable in shares of Common Stock.

(ii)         “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(jj)      “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

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630 East Foothill Boulevard, San Dimas, California 91773
909-394-3600 www.aswater.com

AMERICAN STATES WATER COMPANY 630 EAST FOOTHILL BOULEVARD SAN DIMAS, CA 91773
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1.	Election of Directors
Nominees

01	James L. Anderson	02 Anne M. Holloway		03 Sarah J. Anderson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.								For	Against	Abstain

2.	To approve an amendment and restatement of our 2008 Stock Incentive Plan.							☐	☐	☐

3.	Advisory vote to approve the compensation of our named executive officers.							☐	☐	☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.							☐	☐	☐

For address change/comments, mark here.					☐
(see reverse for instructions)			Yes	No

Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

0000138366_1 R1.0.0.11699

INFORMATION ABOUT ATTENDING

We will hold the Annual Meeting at the Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For Shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your investment in American States Water Company. Please present your account statement to the Company representative at the Annual Meeting. You will not, however, be entitled to vote your shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholders of record. A copy of your account statement is not sufficient for this purpose.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K Wrap is/are available at www.proxyvote.com.

AMERICAN STATES WATER COMPANY
2012 ANNUAL MEETING OF SHAREHOLDERS
May 22, 2012
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lloyd E. Ross and N.P. Dodge, Jr., and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 22, 2012 at 10:00 a.m., Pacific Time at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California.

This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR proposals 2, 3 and 4. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of the proposals, the proxies will be voted in favor of adjournment, unless otherwise directed. The proxies will vote in favor of the election of a person as a director if a nominee named in the proxy statement is unable to serve or for good cause will not serve and on such other matters as are incident to the conduct of the annual meeting, unless otherwise instructed.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

0000138366_2     R1.0.0.11699